       As filed with the Securities and Exchange Commission on January 30, 1998

                                                       File No. 2-30393
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                ----------------------
                                      Form N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      /X/
     Pre-Effective Amendment No.                                             / /
     Post-Effective Amendment No. 39                                         /X/
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              /X/
     Amendment No. 20                                                        /X/

                                ----------------------

                                 FPA NEW INCOME, INC.
                  (Exact Name of Registrant as Specified in Charter)
                       11400 West Olympic Boulevard, Suite 1200
                            Los Angeles, California 90064
                       (Address of Principal Executive Offices)
                                    (310)473-0225
                 (Registrant's Telephone Number, including Area Code)

                                ----------------------

           J. RICHARD ATWOOD, Treasurer           Copy to:
                FPA NEW INCOME, INC.              LAWRENCE J. SHEEHAN, Esq.
     11400 West Olympic Boulevard, Suite 1200     O'Melveny & Myers LLP
          Los Angeles, California 90064           1999 Avenue of the Stars
      (Name and Address of Agent for Service)     Los Angeles, California 90067

                                ----------------------
                    Approximate Date of Proposed Public Offering:
        As soon as practicable after Registration Statement becomes effective.

        It is proposed that this filing will become effective (check appropriate box)

            /X/ immediately upon filing pursuant to paragraph (b) / / on (date) pursuant to paragraph (b)
            / / 60 days after filing pursuant to paragraph (a)(1) / / on (date) pursuant to paragraph (a)(1)
            / / 75 days after filing pursuant to paragraph (a)(2) / / on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

            / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


     Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940, and filed a Rule 24f-2 Notice for its last fiscal year on December 29, 1997.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 FPA NEW INCOME, INC.
                                CROSS REFERENCE SHEET


Form N-1A
   Item                                     Prospectus Caption
---------                                   ------------------

Part A
------

1.   Cover Page. . . . . . . . . . . . . .  Cover Page

2.   Synopsis. . . . . . . . . . . . . . .  Expense Synopsis

3.   Condensed Financial Information . . .  Financial Highlights;
                                            Current Yield (in SAI)

4.   General Description of Registrant . .  Investment Objective and Policies;
                                            The Fund and Its Management;
                                            Investment Practices

5.   Management of the Fund. . . . . . . .  Cover Page; The Fund and Its
                                            Management; Additional Information -
                                            Shareholder Service Agent

6.   Capital Stock and Securities. . . . .  Dividends, Distributions and Taxes;
                                            Additional Information

7.   Purchase of Securities. . . . . . . .  Cover Page; The Fund and Its
     Being Offered                          Management; Purchase of Shares;
                                            Shareholder Services; Redemption of
                                            Shares - Reinvestment Privilege;
                                            Dividends, Distributions and Taxes

8.   Redemption or Repurchase. . . . . . .  Redemption of Shares

9.   Legal Proceedings . . . . . . . . . .  Inapplicable

Form N-1A                                   Statement of Additional
   Item                                       Information Caption
----------                                  -----------------------

Part B
------

10.  Cover Page. . . . . . . . . . . . . .  Cover Page

11.  Table of Contents . . . . . . . . . .  Table of Contents

12.  General Information and History . . .  General Information - History

13.  Investment Objectives and Policies. .  Investment Policies; Ratings;
                                            Investment Restrictions; Portfolio
                                            Turnover

14.  Management of the Fund. . . . . . . .  Directors and Officers of the Fund

15.  Control Persons and Principal . . . .  Directors and Officers of the Fund
       Holders of Securities

16.  Investment Advisory and Other . . . .  Directors and Officers of the Fund;
        Services                            Investment Advisory Agreement

17.  Brokerage Allocation and Other. . . .  Portfolio Transactions
       Practices

18.  Capital Stock and Other Securities. .  General Information - Voting Rights

19.  Purchase, Redemption and Pricing of .  Purchase and Redemption of Shares;
       Securities Being Offered             Tax Sheltered Retirement Plans

20.  Tax Status. . . . . . . . . . . . . .  Dividends, Distributions and Taxes

21.  Underwriters. . . . . . . . . . . . .  Distributor

22.  Calculation of Yield Quotation of . .  Inapplicable
        Money Market Funds

23.  Financial Statements. . . . . . . . .  Financial Statements

                                        PROSPECTUS FPA NEW INCOME, INC.




                                           FPA New Income, Inc. ("Fund") seeks
                                        current income and long-term total
                                        return. The Fund's investment adviser,
                                        First Pacific Advisors, Inc.
                                        ("Adviser"), invest the Fund's assets
                                        primarily in fixed-income securities,
                                        with an emphasis on obligations issued
                                        or guaranteed by the United States
                                        Government and its agencies and
                                        instrumentalities.

                                           This Prospectus briefly outlines
                                        information prospective investors
                                        should know before purchasing Fund
                                        shares. Investors should read and
                                        retain this Prospectus for future
                                        reference.

                                           A Statement of Additional
                                        Information about the Fund dated
                                        January 30, 1998, which is
                                        incorporated by reference in this
                                        Prospectus, has been filed with the
                                        Securities and Exchange Commission.
                                        It is available at no charge by
                                        contacting FPA Fund Distributors,
                                        Inc. ("Distributor") at 11400 West
                                        Olympic Boulevard, Suite 1200, Los
                                        Angeles, California 90064; telephone
                                        (310)473-0225 or (800)982-4372, except
                                        from Alaska and Hawaii and Puerto
                                        Rico.

                                           THESE SECURITIES HAVE NOT BEEN
                                        APPROVED OR DISAPPROVED BY THE
                                        SECURITIES AND EXCHANGE COMMISSION
                                        OR ANY STATE SECURITIES COMMISSION
                                        NOR HAS THE SECURITIES AND EXCHANGE
                                        COMMISSION OR ANY STATE SECURITIES
                                        COMMISSION PASSED UPON THE ACCURACY
                                        OR ADEQUACY OF THIS PROSPECTUS.  ANY
                                        REPRESENTATION TO THE CONTRARY IS A
                                        CRIMINAL OFFENSE.

[LOGO FPA FUND DISTRIBUTORS, INC.]

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

                                        JANUARY 30, 1998

                              FPA NEW INCOME, INC.
                    11400 West Olympic Boulevard, Suite 1200
                         Los Angeles, California 90064
                                 (310) 473-0225

INVESTMENT       First Pacific Advisors, Inc.
ADVISER:         11400 West Olympic Boulevard, Suite 1200
                 Los Angeles, California 90064

DISTRIBUTOR:     FPA Fund Distributors, Inc.
                 11400 West Olympic Boulevard, Suite 1200
                 Los Angeles, California 90064
                 (310) 473-0225
                 (800) 982-4372 except
                 Alaska, Hawaii and Puerto Rico

SHAREHOLDER      Boston Financial Data
SERVICE AGENT:   Services, Inc.
                 P.O. Box 8500
                 Boston, Massachusetts 02266-8500
                 (617) 328-5000
                 (800) 638-3060 except
                 Alaska, Hawaii, Massachusetts and
                 Puerto Rico

CUSTODIAN AND    State Street Bank and
TRANSFER AGENT:  Trust Company
                 225 Franklin Street
                 Boston, Massachusetts 02110

INQUIRIES CONCERNING TRANSFER OF REGISTRATION, DISTRIBUTIONS, REDEMPTIONS AND SHAREHOLDER SERVICE SHOULD BE DIRECTED TO THE SHAREHOLDER SERVICE AGENT. INQUIRIES CONCERNING SALES SHOULD BE DIRECTED TO THE DISTRIBUTOR.

                               TABLE OF CONTENTS

                                                                            PAGE
Expense Synopsis..........................................................    3
Financial Highlights......................................................    4
Investment Objective and Policies.........................................    5
The Fund and Its Management...............................................    6
  Advisory Agreement......................................................    6
  FPA Fund Family.........................................................    7
  Prior Performance Information...........................................    7
Purchase of Shares........................................................    8
  Net Asset Value.........................................................    8
  Table of Sales Charges..................................................    8
  Cumulative Purchase Discount............................................    9
  Letter of Intent........................................................    9
  Sales at Net Asset Value................................................    9
Shareholder Services......................................................   10
  FPA Exchange Privilege..................................................   10
  Money Market Fund Exchange Privilege....................................   10
  How to Exchange Shares..................................................   10
  Investment Account......................................................   11
  Pre-Authorized Investment Plan..........................................   11
  Retirement Plans........................................................   11
  Systematic Withdrawal Plan..............................................   12
Redemption of Shares......................................................   12
  Telephone Transactions..................................................   12
  Reinvestment Privilege..................................................   13

                                                                            PAGE
Dividends, Distributions and Taxes........................................   13
  Dividends...............................................................   13
  Capital Gains...........................................................   13
  Taxes...................................................................   13
Investment Practices and Risks............................................   14
  U.S. Government Securities..............................................   14
  Mortgage-Backed Securities..............................................   15
  Risks of Mortgage-Backed Securities.....................................   18
  Asset-Backed Securities.................................................   19
  Convertible Securities and Lower Rated Debt Securities..................   20
  Securities of Foreign Issuers...........................................   21
  Delayed Delivery........................................................   21
  Short Sales Against the Box.............................................   22
  Repurchase Agreements...................................................   22
  Portfolio Transactions..................................................   22
  Portfolio Turnover......................................................   22
Additional Information....................................................   23
  Common Stock............................................................   23
  Voting Rights...........................................................   23
  Shareholder Inquiries...................................................   23
  Shareholder Service Agent...............................................   23
  Custodian...............................................................   23
  Legal Counsel...........................................................   23
  Independent Auditors....................................................   23

--------------------------------------------------------------------------------

NO DEALER, SALESMAN, OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN SUPPLEMENTAL SALES LITERATURE DISTRIBUTED BY THE DISTRIBUTOR IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR BY THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                EXPENSE SYNOPSIS


SHAREHOLDER TRANSACTION EXPENSES
        Maximum Sales Load Imposed on Purchases (as a percentage of offering
        price)......................................................................      4.50%
        Deferred Sales Load (as a percentage of original sales price or redemption
        proceeds, as applicable)....................................................          *
        Redemption Fee (as a percentage of amount redeemed).........................       None
        Exchange Fee................................................................      $5.00
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
        Management Fees.............................................................      0.50%
        12b-1 Fees..................................................................       None
        Other Expenses..............................................................      0.09%
                                                                                      ---------
        Total Fund Operating Expenses...............................................      0.59%



                                                                   1 YEAR     3 YEARS    5 YEARS   10 YEARS
                                                                  ---------  ---------  ---------  ---------
EXAMPLE
You would pay the following expenses on a $1,000 investment, assuming (1) five percent annual return and (2) redemption at
  the end of each time period:                                    $   51.00  $   63.00  $   76.00  $  115.00


------------
* An account management fee is charged by unaffiliated investment advisers or broker-dealers to certain accounts entitled to purchase shares without sales charge.

The foregoing synopsis is intended to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Purchase of Shares" and "The Fund and Its Management." The example is included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a five percent annual return assumption. This assumption is unrelated to the Fund's prior performance and is not a projection of future performance. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

The following information has been audited by the Fund's independent auditors. Their report appears in the Statement of Additional Information. This information should be read in conjunction with the related financial statements included in the Statement of Additional Information, which can be obtained without charge from the Distributor at the address shown on the cover page of this Prospectus.

For one share outstanding throughout each year

                                                    FOR THE YEARS ENDED SEPTEMBER 30,
                                  ----------------------------------------------------------------------
                                   1997     1996     1995     1994     1993     1992     1991     1990
                                  -------  -------  -------  -------  -------  -------  -------  -------
Per share operating performance:
Net asset value at beginning of
  year..........................  $ 10.97  $ 11.05  $ 10.52  $ 11.32  $ 10.90  $ 10.47  $  9.47  $  9.92
                                  -------  -------  -------  -------  -------  -------  -------  -------
Net investment income...........  $  0.68  $  0.68  $  0.67  $  0.68  $  0.70  $  0.73  $  0.84  $  0.79
Net realized and unrealized gain
  (loss) on investment
  securities....................     0.32     0.06     0.55    (0.51)    0.49     0.66     1.02    (0.40)
                                  -------  -------  -------  -------  -------  -------  -------  -------
Total from investment
  operations....................  $  1.00  $  0.74  $  1.22  $  0.17  $  1.19  $  1.39  $  1.86  $  0.39
                                  -------  -------  -------  -------  -------  -------  -------  -------
Less distributions:
  Dividends from net investment
    income......................  $ (0.68) $ (0.66) $ (0.69) $ (0.70) $ (0.70) $ (0.76) $ (0.85) $ (0.77)
  Distributions from net
    realized capital gains......    (0.05)   (0.16)   --       (0.27)   (0.07)   (0.20)   (0.01)   (0.07)
                                  -------  -------  -------  -------  -------  -------  -------  -------
Total distributions.............  $ (0.73) $ (0.82) $ (0.69) $ (0.97) $ (0.77) $ (0.96) $ (0.86) $ (0.84)
                                  -------  -------  -------  -------  -------  -------  -------  -------
Net asset value at end of
  year..........................  $ 11.24  $ 10.97  $ 11.05  $ 10.52  $ 11.32  $ 10.90  $ 10.47  $  9.47
                                  -------  -------  -------  -------  -------  -------  -------  -------
                                  -------  -------  -------  -------  -------  -------  -------  -------
Total investment return *.......    9.54%    7.00%   12.14%    1.60%   11.42%   14.10%   20.69%    4.10%
Ratios/supplemental data:
Net assets at end of year (in
  $000's).......................  529,574  338,297  207,018  122,708  115,062   80,489   41,859   34,889
Ratio of expenses to average net
  assets........................    0.59%    0.63%    0.68%    0.74%    0.73%    0.78%    0.87%    0.94%
Ratio of net investment income
  to average net assets.........    6.37%    6.44%    6.50%    6.41%    6.48%    7.17%    8.46%    8.48%
Portfolio turnover rate.........      29%      16%      31%      39%      41%      22%      26%      29%


                                   1989     1988
                                  -------  -------
Per share operating performance:
Net asset value at beginning of
  year..........................  $  9.72  $  9.10
                                  -------  -------
Net investment income...........  $  0.73  $  0.67
Net realized and unrealized gain
  (loss) on investment
  securities....................     0.24     0.55
                                  -------  -------
Total from investment
  operations....................  $  0.97  $  1.22
                                  -------  -------
Less distributions:
  Dividends from net investment
    income......................  $ (0.72) $ (0.59)
  Distributions from net
    realized capital gains......    (0.05)   (0.01)
                                  -------  -------
Total distributions.............  $ (0.77) $ (0.60)
                                  -------  -------
Net asset value at end of
  year..........................  $  9.92  $  9.72
                                  -------  -------
                                  -------  -------
Total investment return *.......   10.54%   13.78%
Ratios/supplemental data:
Net assets at end of year (in
  $000's).......................   20,887   12,009
Ratio of expenses to average net
  assets........................    1.10%    1.52%
Ratio of net investment income
  to average net assets.........    8.16%    7.76%
Portfolio turnover rate.........      18%      55%


------------
* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

                       INVESTMENT OBJECTIVE AND POLICIES


The investment objective of the Fund is to seek current income and long-term total return. At least 65% of the Fund's assets are invested in income producing securities. The Fund generally invests a significant portion (50% or more) of its assets in debt obligations issued or guaranteed by the United States Government and its agencies and instrumentalities, including mortgage-backed securities. See "Investment Practices and Risks--U.S. Government Securities" and "--Mortgage-Backed Securities." There is no assurance that the Fund will succeed in achieving its investment objectives. Fund shares are not insured or guaranteed.


The Fund invests primarily in fixed-income securities, including convertible securities. The market price of fixed-income securities held by the Fund generally can be expected to vary inversely to changes in prevailing interest rates. Investments in fixed-income securities with longer maturities generally produce higher yields but are subject to greater market fluctuation. The average maturity, which is likely to vary substantially from time to time, of the debt securities owned by the Fund on September 30, 1997 was 4.8 years.

The Fund's current operating policy is to invest at least 75% of its total assets, calculated at market value at the time of investment, in the following types of securities:

(1) securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

(2) marketable, non-convertible debt securities rated at the time of purchase within the two highest grades as determined by either Moody's Investors Service, Inc. ("Moody's") (Aaa and Aa) or by Standard & Poor's Corporation ("S&P") (AAA and AA) (see "Ratings" in the Statement of Additional Information);

(3) commercial paper of U.S. issuers which at the time of investment is (a) rated in the highest category by Moody's (Prime-1) or S&P (A-1) or (b) issued by a company which, at the date of investment, has any outstanding debt securities rated at least Aa by Moody's or AA by S&P; and

(4) repurchase agreements with a member bank of the Federal Reserve System or a U.S. securities dealer (see "Investment Practices and Risks--Repurchase Agreements").

Up to 25% of the Fund's assets, calculated at market value at the time of investment, may be invested in: (a) non-convertible debt securities which are not rated in the highest two grades by Moody's or S&P; (b) convertible debt securities; and (c) preferred stocks in an amount not exceeding 5% of the Fund's assets. Such debt securities may include so-called junk bonds. See "Investment Practices and Risks-- Convertible Securities and Lower Rated Debt Securities." Up to 30% of the Fund's net assets may be invested, or committed for investment, in securities offered on a delayed delivery basis. Up to 15% of the Fund's net assets may be invested in interest only and principal only classes of stripped mortgage securities, collateralized mortgage obligations structured as accrual certificates, also known as Z-Bonds, and inverse floaters. The prices of these derivative securities are likely to be volatile in the event of changes in interest rates or in mortgage prepayment rates, or expectations related thereto. See "Investment Practices and Risks--Mortgage-Backed Securities" and "--Risks of Mortgage-Backed Securities." The Fund may invest up to 10% of its net assets in securities of foreign issuers. Such investments involve additional risks and opportunities compared with securities of United States issuers. The foregoing limitations may be changed by the Board of Directors.

Percentage limitations are calculated and applied at the time of investment. See "Investment Practices and Risks" for additional information concerning the Fund's investment practices and the risks thereof.


At September 30, 1997, the percentage of the Fund's total net assets invested in debt securities (including convertible securities) within the various rating categories (based on the higher of the S&P or Moody's ratings) were as follows:



U.S. Government & Agencies............................................         62%
AAA/AA................................................................          4
BBB...................................................................          1*
BB/Ba.................................................................          1
B/B...................................................................          7*
D.....................................................................          2
Nonrated..............................................................          1**
Preferred Stock.......................................................          1
Cash and Equivalents..................................................         21
                                                                              ---
      Total Net Assets................................................        100%
                                                                              ---
                                                                              ---


------------
 *  Includes Convertible Securities

** The nonrated debt securities as a percentage of total net assets were considered by the Adviser to be comparable to securities rated by S&P as B.

                          THE FUND AND ITS MANAGEMENT


The Fund is a diversified, open-end management investment company, generally called a mutual fund, which was organized in 1966. A mutual fund provides the investor a practical and convenient way to invest in a diversified portfolio of securities by combining resources with others who have similar investment goals.



A board of four directors is responsible for overseeing the Fund's affairs. The Adviser selects investments for the Fund, provides administrative services and manages the Fund's business. The Adviser, together with its predecessors, has been in the investment advisory business since 1954, serving as investment adviser to the Fund since 1984. Robert L. Rodriguez, President of the Fund, and Principal, Chief Investment Officer and director of the Adviser, is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Rodriguez has been the Chief Investment Officer of the Fund for over thirteen years. Presently, the Adviser manages assets of approximately $4.5 billion for seven investment companies, including one closed-end investment company, and 36 institutional accounts. All officers of the Fund are also officers of the Adviser. Certain officers of the Fund are also officers of the Distributor. The Adviser and the Distributor are indirect wholly owned subsidiaries of United Asset Management Corporation ("UAM"), a New York Stock Exchange listed holding company principally engaged, through affiliated firms, in providing institutional investment management and acquiring institutional investment management firms.



ADVISORY AGREEMENT. Under the Investment Advisory Agreement dated December 27, 1994, the Fund pays the Adviser a monthly fee computed on the average daily net assets of the Fund at the annual rate of 0.50%. The Adviser reimburses the Fund if operating expenses (exclusive of interest and taxes) exceed 1.50% of the first $15 million and 1% of the Fund's remaining average net assets for any fiscal year. For the last fiscal year, the advisory fee was $2,124,397.



The Adviser pays for office space, facilities, business equipment and salaries, including the salaries of the Fund's officers. The Fund pays all other expenses, including the expense of the continuous public offering of Fund shares (such as registering Fund shares for sale), preparation of prospectuses and reports to shareholders and printing those prospectuses and reports furnished to existing shareholders, the cost of transfer agency services, postage, custodial fees, taxes, and legal and audit expenses. For the last fiscal year, the Fund's total operating expenses, including taxes, were 0.59% of average net assets.


FPA FUND FAMILY. The Fund is one of four funds in the FPA Fund Family (collectively, "FPA Funds"). FPA Capital Fund, Inc. ("Capital"), which currently is not open to new investors, seeks long-term capital growth but current income is also a factor. FPA Paramount Fund, Inc. ("Paramount") seeks a high total investment return, including capital appreciation and income. FPA Perennial Fund, Inc. ("Perennial"), which is primarily designed for retirement plans, seeks long-term growth of capital with current income as a secondary consideration.

The FPA Funds offer exchange privileges and telephone redemptions plus combined shareholdings for cumulative purchase discounts and letters of intent. These privileges are described under "Purchase of Shares," "Shareholder Services" and "Redemption of Shares." The account information form should be used to change information and authorize these services. Authorizing exchange privileges or telephone redemptions requires a signature guarantee, which is described under "Redemption of Shares." The account information form is available from authorized securities dealers ("dealers") or the Distributor.

PRIOR PERFORMANCE INFORMATION. From time to time, the Fund's total average annual return for 1, 5 and 10 year periods may be quoted in advertisements. Other total return quotations, aggregate or average, over other time periods may also be included. Average annual total return reflects the average annual percentage change in value of an investment in the Fund over the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. Total return calculations assume that dividends and capital gain distributions paid by the Fund during the period are reinvested in Fund shares at net asset value. Quotations of total returns reflect the maximum sales charge, except that the Fund may also provide, in conjunction with such quotations, additional quotations that do not reflect a sales charge.

Comparative performance information may also be used from time to time in advertising or marketing of the Fund's shares. The Fund's total return may be compared to that of other mutual funds with similar investment objectives and to bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return on Fund shares may be compared to data prepared by Lipper Analytical Services, Inc. or to an index of fixed-income securities, such as the Lehman Brothers Government/ Corporate Bond Index. Such comparative performance information may be stated in the same terms in which the comparative data and indices are stated. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, would not reflect sales charges, the inclusion of which would reduce such performance quotations.

Performance figures represent historic earnings, and should not be considered as representative of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for the Fund should not be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Investors should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

Further information about the Fund's performance is contained in the annual report to shareholders which may be obtained without charge from the Distributor at the address shown on the cover page of this Prospectus.

                               PURCHASE OF SHARES

Fund shares are sold through dealers in a continuous offering. The Distributor serves as principal underwriter. The account information form should be used for initial purchases. The minimum initial investment is $1,500. Each subsequent investment must be at least $100. Minimum investment requirements can be changed by the Fund or waived by the Distributor. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds or State Street Bank and Trust Company. Third party checks will not be accepted. A charge may be imposed if any check used for investment does not clear.


Offering price equals net asset value per share plus the applicable sales charge. Orders dealers receive before the New York Stock Exchange ("NYSE") closes (currently 4:00 p.m., New York time) on any business day are priced based on net asset value for that day if Boston Financial Data Services, Inc. ("Shareholder Service Agent"), as agent for the Distributor, receives the order prior to its close of business. Orders received by the Shareholder Service Agent after such time generally are priced based on net asset value for the next business day. However, orders received by certain retirement plans and certain other financial intermediaries before the NYSE closes and communicated to the Shareholder Service Agent by 9:30 a.m., Eastern time, on the following business day are priced at the net asset value for the prior business day.


NET ASSET VALUE. Net asset value is computed as of the close of the NYSE on each day the NYSE is open. Net asset value, rounded to the nearest cent per share, equals the market value of all portfolio securities plus other assets, less all liabilities, divided by the number of Fund shares outstanding.

TABLE OF SALES CHARGES. The following table shows the sales charge at various investment levels. The sales charge applies to purchases made at one time by any combination of an individual, his or her spouse and these related investors (and their spouses): grandparents, parents, siblings, children or grandchildren; or by the individual, his or her spouse and a trustee or other fiduciary purchasing securities for related trusts, estates or fiduciary accounts, including employee benefit plans.

                                                                               SALES        SALES       REALLOWED
SIZE OF INVESTMENT                                                           CHARGE(1)    CHARGE(2)   TO DEALERS(2)
--------------------------------------------------------------------------  -----------  -----------  -------------
Less than $10,000.........................................................       4.71%        4.50%         4.00%
$10,000 but less than $25,000.............................................       4.43%        4.25%         3.75%
$25,000 but less than $50,000.............................................       4.17%        4.00%         3.50%
$50,000 but less than $100,000............................................       3.90%        3.75%         3.25%
$100,000 but less than $250,000...........................................       3.36%        3.25%         2.75%
$250,000 but less than $500,000...........................................       2.04%        2.00%         1.75%
$500,000 but less than $1,000,000.........................................       1.01%        1.00%         0.80%
$1,000,000 and over.......................................................       0.00%        0.00%         0.00%

------------
(1) As a percentage of net amount invested.

(2) As a percentage of public offering price.

CUMULATIVE PURCHASE DISCOUNT. The size of investment may be determined by adding the amount being invested to the current value, at offering price, of all presently held shares of the FPA Funds. If such holdings qualify for a reduced sales charge, information sufficient to permit verification must be furnished to the Shareholder Service Agent on the account information form or when the order is placed.

LETTER OF INTENT. A letter of intent ("LOI") allows investors to obtain a reduced sales charge by aggregating investments made during a 13-month period. The value of all presently held shares of the FPA Funds may also be used to determine the applicable sales charge. The minimum initial purchase for an LOI is $1,500. The account information form contains the LOI which must be signed at the time of initial purchase, or within 30 days. Each investment made pursuant to an LOI during the period receives the sales charge for the total investment goal. If the goal is not achieved within the period, the shareholder must pay the amount equal to the sales charge applicable to the purchases made minus those actually paid.

SALES AT NET ASSET VALUE. Fund shares may be purchased at net asset value, without a sales charge, by these investors and their spouses (and their immediate relatives): (a) current and former directors, officers and employees of the Adviser, UAM and its affiliates; (b) current and former directors, officers and employees of Angeles Corporation (the former parent of the Adviser) and its affiliates; (c) current and former directors of, and partners and employees of legal counsel to, the investment companies advised by the Adviser;
(d) investment advisory clients of the Adviser and pension consultants to such clients and their directors, officers and employees; (e) employees (including registered representatives) of a dealer which has a selling group agreement with the Distributor and consents to such purchases; (f) any employee benefit plan maintained for the benefit of such qualified investors; and (g) directors, officers and employees of a company whose employee benefit plan holds shares of one or more of the FPA Funds. Immediate relatives include grandparents, parents, siblings, children and grandchildren of a qualified investor, and the spouse of any immediate relative. The foregoing purchasers must represent that the shares are purchased for investment and will not be resold except through redemption or repurchase by the Fund.


The Fund also offers shares at net asset value without imposition of a sales charge to the following persons: (i) trustees or other fiduciaries purchasing shares for employee benefit plans of employers with 20 or more employees; (ii) trust companies, bank trust departments and registered investment advisers purchasing for accounts over which they exercise investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity, provided that the amount collectively invested or to be invested by such accounts during the subsequent 13-month period in the Fund and/or the FPA Funds totals at least $1,000,000; (iii) tax-exempt organizations enumerated in Section 501(c)(3), (9), or (13) of the Internal Revenue Code; and (iv) accounts upon which an investment adviser, financial planner or broker-dealer charges an account management or consulting fee, provided such organization has entered into an agreement with the Distributor regarding such accounts or purchases Fund shares for such accounts or for its own accounts through an omnibus account maintained by a broker-dealer that has entered into such an agreement with the Fund or the Distributor.


No sales charge is imposed because the Distributor anticipates that such purchases should result in economies in the sales effort and related expenses compared to sales made through normal distribution channels. A special application form, which is available from the Distributor, must be submitted with the initial purchase. All net asset value sales require specific notification to the Distributor of the purchaser's eligibility at the time the order is placed. If a purchaser places such an order through a securities broker, the broker may charge a service fee. No such fee is charged if the shares are purchased directly from the Distributor or the Fund.

                              SHAREHOLDER SERVICES

FPA EXCHANGE PRIVILEGE. Subject to the following requirements, Fund shares may be exchanged for shares of another FPA Fund, except FPA Capital Fund, Inc., whose shares may only be acquired by existing Capital shareholders. An exchange may establish a new or increase an existing FPA Fund account. Both accounts must bear the same registration. A sales charge applies to purchases by exchange unless (a) a sales charge equivalent to that applicable to the acquired shares was previously paid; (b) the shareholder is entitled to purchase shares at net asset value; or (c) the shares being exchanged were acquired by reinvestment. Shares of the fund to be acquired must be registered for sale in the investor's state. A $5.00 service fee applies to each exchange.

MONEY MARKET FUND EXCHANGE PRIVILEGE. The Distributor has arranged for shares of the money market portfolio of the Cash Equivalent Fund, a no-load diversified open-end money market mutual fund ("Money Market Fund") to be available in exchange for shares of the Fund. Shares of the Money Market Fund so acquired plus any shares acquired through reinvestment of dividends and distributions may be re-exchanged for shares of the Fund without sales charge. The $5.00 exchange fee is paid by the Distributor which receives a fee from Kemper Financial Services, the administrator for the Money Market Fund, of .15 of 1% per year or more of the average daily net asset value of shares of the Money Market Fund acquired through this exchange privilege. This exchange privilege does not constitute an offering or recommendation by the Fund of the Money Market Fund. The Money Market Fund is separately managed and is not one of the FPA Funds. FPA mutual fund investments held in Fund-Sponsored Individual Retirement Accounts may not be exchanged into the Cash Equivalent Fund.

HOW TO EXCHANGE SHARES. The above described exchange privilege may be exercised by sending written instructions to the Shareholder Service Agent. See "Redemption of Shares" for applicable signature and signature guarantee requirements. Exchange privileges may also be exercised by telephone as described under "Redemption of Shares -- Telephone Transactions." Only four exchanges may be made in one account during any calendar year; exchanges exceeding this limit may be considered null and void, if the investor has been notified that this limit has been reached. Shares must be owned for 15 days before exchanging and cannot be in certificate form unless the certificate is tendered with the request for exchange. An exchange requires the purchase of shares of the acquired fund with a value of at least $1,000. Exchange redemptions and purchases are effected on the basis of the net asset values next determined after receipt of the request in proper order by the Shareholder Service Agent. In the case of exchanges into the Money Market Fund, dividends generally commence on the following business day. For federal and state income tax purposes, an exchange is treated as a sale and may result in a capital gain or loss, although if the shares exchanged have been held less than 91 days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired. See the Statement of Additional Information.

Additional information concerning this privilege and prospectuses for other FPA Funds and/or for the Money Market Fund may be obtained from dealers or the Distributor. A shareholder should read such prospectuses and consider differences in objectives and policies before making any exchange. The Fund or the Distributor can change or discontinue this privilege upon 60 days' advance notice and investors who had exchanged into the Money Market Fund would be permitted to reacquire shares of the Fund without sales charge for at least 60 days after notice of termination of the Money Market Fund exchange privilege.

INVESTMENT ACCOUNT. Each shareholder has an investment account in which the Shareholder Service Agent holds Fund shares. Unless the Shareholder Service Agent receives a written request, stock certificates will not be issued. Certificates are only issued for full shares. The shareholder receives a statement showing account activity after each transaction.

The Fund reserves the right to impose or permit a separate charge for the maintenance of accounts, after notification to shareholders.

PRE-AUTHORIZED INVESTMENT PLAN. An investor desiring to make automatic monthly investments may use the optional shareholder services form, available from dealers or the Distributor. The Shareholder Service Agent withdraws funds from the investor's bank account monthly for $100 or more as specified through the Automated Clearing House.


RETIREMENT PLANS. An eligible investor may establish an IRA (individual retirement account) and/or other retirement plan with a minimum initial investment of $100 and an expressed intention to increase such investment to $1,500 within 12 months. Each subsequent investment must be at least $100. Neither the Fund nor the Distributor imposes additional fees for these plans, but the plan custodian does. The Tax Reform Act of 1986 substantially limited categories of persons eligible to make deductible contributions. However, persons with earned income ineligible for deductible contributions generally may make non-deductible contributions and earnings on shares held in an IRA are tax-deferred. The Taxpayer Relief Act of 1997 expands opportunities for certain investors to make deductible contributions to IRAs and also creates two new tax-favored accounts, the Roth IRA and the Education IRA, in which earnings (subject to certain restrictions) will not be taxed even on withdrawal. Investors should consult their tax advisers. Forms and information regarding the plan are available from dealers or the Distributor.

SYSTEMATIC WITHDRAWAL PLAN. Any shareholder whose account value is $10,000 or more may make monthly, quarterly, semi-annual or annual withdrawals of $50 or more by completing the optional shareholder services form. Under this plan, sufficient Fund shares to cover these withdrawals are redeemed and proceeds are forwarded as directed on the optional shareholder services form. Dividends and capital gains distributions on Fund shares held under this plan are automatically reinvested in additional Fund shares at net asset value. If these withdrawals continuously exceed reinvestments, the shareholder's account is correspondingly reduced and ultimately exhausted. Concurrent withdrawals and purchases are ordinarily disadvantageous to the shareholder due to additional sales charges. The shareholder recognizes any taxable gain or loss on redemptions.

                              REDEMPTION OF SHARES

Shareholders can redeem for cash, without charge, any or all of their Fund shares at any time by sending a written request in proper form to the Shareholder Service Agent. Facsimile transmissions are not acceptable. Shareholders can also place redemption requests through dealers, who may charge a fee. Shareholders redeeming Fund shares from retirement plans should consult the plan documents concerning federal tax consequences and their plan custodian regarding procedures.

All persons in whose name the account is established must sign the redemption request exactly as registered. If the redemption exceeds $10,000, if the proceeds are not paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, the signature(s) must be guaranteed by a bank or trust company; a broker or dealer; a credit union; a national securities exchange, registered securities association or clearing agency; or a savings and loan.

In most cases, only a properly signed request with any necessary signature guarantee is required for a redemption. However, stock certificates, if held by shareholders, must accompany requests. Additional documents are required if a corporation, partnership, trust, fiduciary, executor or administrator requests the redemption.


Redemptions are only processed on days the NYSE is open. The redemption price is the first net asset value determined after the Shareholder Service Agent receives the redemption request in proper form, except that redemption orders received by an authorized dealer, certain retirement plans and certain other financial intermediaries before the NYSE closes are priced at the closing price for that day if communicated to the Shareholder Service Agent within the times specified under "Purchase of Shares." A check for the proceeds is mailed within seven days after the Shareholder Service Agent receives the request in good order. If Fund shares were recently purchased by check, the Shareholder Service Agent may delay payment of the redemption proceeds until it confirms the purchase check has cleared, usually a period of up to 15 days.


The Fund may direct the Shareholder Service Agent to redeem all Fund shares of any shareholder whose account value is less than $500 as a result of a redemption. In such case, the shareholder is notified in writing that the account value is insufficient and allowed up to 60 days to increase it to $500.

TELEPHONE TRANSACTIONS. Telephone exchange privileges are available unless declined by an investor on the account information form. Telephone redemption privileges are available only if elected on the optional shareholder services form. A properly completed request with a signature guarantee is required if a telephone redemption election is made or changed after the account is opened. Telephone redemptions are not available for shares held in a Fund-sponsored retirement account. Shares held in certificate form cannot be redeemed or exchanged by telephone. The Shareholder Service Agent (the "Agent") employs procedures considered by it to be reasonable to confirm that instructions communicated by telephone are genuine, including requiring account registration verification from the caller and recording telephone instructions. If reasonable procedures are employed, neither the Agent nor the Fund is responsible for following telephone instructions the Agent reasonably believes to be genuine. The Agent and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if such loss results from a failure to employ reasonable procedures. Proceeds of telephone redemptions are paid to the bank account the shareholder designates when establishing this privilege. Telephone redemptions of $5,000 or more are wired unless the designated bank cannot receive Federal Reserve wires. Telephone redemptions under $5,000 are mailed unless a wire is requested. There is a $3.50 charge for wires. During periods of significant economic or market changes, telephone instructions may be difficult to place. If an investor is unable to contact the Agent by telephone, instructions may be sent to the Agent at the address set forth on page 2. The Fund may change or discontinue telephone redemption privileges without notice.

REINVESTMENT PRIVILEGE. Proceeds from a redemption can be reinvested in Fund shares within 30 days without paying a sales charge. Such reinvestment is made at the first net asset value determined after the Shareholder Service Agent receives the order. This privilege can be exercised only once for each Fund investment. Information sufficient to permit verification must be furnished to the Shareholder Service Agent when the purchase is placed. Such redemption and reinvestment is a taxable transaction but losses on the redemption are not deductible for federal income tax purposes.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Shareholders may receive dividends and/or capital gains distributions in addition to any increase or decrease in the value of Fund shares. Dividends and distributions are automatically reinvested in additional Fund shares at the net asset value determined at the close of business on the day after the record date, unless the Shareholder Service Agent receives a written request for cash payment before the record date. The account information form may be used for this purpose.

DIVIDENDS. The Fund's investment income consists principally of interest earned on its portfolio securities. All of this income, after payment of expenses, is distributed quarterly as dividends to shareholders.

CAPITAL GAINS. When the Fund sells portfolio securities, it realizes capital gains and losses, depending upon whether the selling price is higher or lower than the purchase price. Net realized capital gains from sales of securities equal profits minus losses, including any losses carried forward from prior years. The Fund distributes any net realized capital gains to shareholders annually.


TAXES. Because the Fund plans to distribute all of its net investment income and net realized capital gains to shareholders, it does not expect to pay any federal income tax. Dividends and distributions paid to shareholders are subject to federal income tax, and any state and local income tax. Shareholders are notified annually of the federal tax status of these distributions. Dividends from net investment income and distributions from short-term capital gains are taxable to shareholders as ordinary income. Distributions from long-term capital gains and distributions from mid-term capital gains are taxable to shareholders as such. All distributions are taxable whether paid in cash or reinvested. To avoid a 31% federal withholding tax on dividends, distributions and redemptions, shareholders must certify their taxpayer identification number to the Shareholder Service Agent, as agent for the Fund. The account information form may be used for this purpose.



Federal tax law generally requires that a holder (such as the Fund) of a debt security purchased at a discount (including a zero coupon security) accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year. Periodic adjustments for inflation in the principal value of inflation-indexed bonds also may give rise to original issue discount which is includable in the Fund's gross income on a current basis. Similarly, the Fund generally must recognize as income interest accrued on accrual bonds and other debt securities even though not paid in cash. As an investment company, the Fund must pay dividends equal to substantially all of its net investment income each year. Since most shareholders reinvest dividends declared by the Fund, it is not expected that cash dividend payments would exceed the total amount of cash interest the Fund actually receives. Cash distributions are made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. If the principal value of an inflation-indexed bond is adjusted downward in any period as a result of deflation, the reduction may be treated as a loss to the extent the reduction exceeds coupon payments received in that period; in that case, the amount distributable by the Fund may be reduced and amounts distributed previously in the taxable year may be characterized in some circumstances as return of capital.


                         INVESTMENT PRACTICES AND RISKS


U.S. GOVERNMENT SECURITIES. The Fund invests in securities issued or guaranteed by the United States Government, its agencies or instrumentalities. U.S. Treasury obligations include bonds, notes and bills which are backed by the full faith and credit of the United States. Some Government agencies and instrumentalities ("Federal Agencies") such as the Government National Mortgage Association ("GNMA") issue debt securities which are supported by the full faith and credit of the United States; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. The guaranteed mortgage pass-through securities in which the Fund may invest include those issued or guaranteed by GNMA, FNMA and FHLMC. FNMA and FHLMC are federally chartered, privately owned corporations which are instrumentalities of the United States. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.



INFLATION-INDEXED BONDS. The Fund may invest in inflation-indexed bonds which are fixed-income securities whose principal value is periodically adjusted to reflect the rate of inflation. Such bonds generally are issued at an interest rate lower than comparable non-indexed bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation. Inflation-indexed bonds issued by the U.S. Treasury have maturities of ten years, although it is anticipated that securities with other maturities will be issued in the future. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during the period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Any increase in the principal amount of an inflation-indexed bond is considered taxable ordinary income, even though investors do not receive their principal until maturity. See "Dividends, Distributions and Taxes." See also the Statement of Additional Information for a further discussion of inflation-indexed bonds.


ZERO COUPON SECURITIES. The Fund may invest in zero coupon U.S. Government securities which do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year. See also "Dividends, Distributions and Taxes."


MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage-backed securities which include (a) obligations issued or guaranteed by Federal Agencies, such as GNMA, FNMA and FHLMC; (b) collateralized mortgage obligations ("CMOs"), including real estate mortgage investment conduits, issued by domestic or foreign private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by Federal Agencies; and (c) obligations issued by domestic or foreign private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.


The Fund may invest in both fixed rate and adjustable rate mortgage securities ("ARMS"), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve or thirteen, twenty-four, thirty-six or longer scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark. ARMS will reset off of a variety of short-term indices including, but not limited to, LIBOR (London Interbank Offered Rate), 90-day United States Treasury Bills and the 11th District Cost of Funds Index ("COFI"). Fixed rate investments may be of varying maturities.


GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. The Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at maturity or on specified dates. Mortgage pass-through securities provide for monthly payments (not necessarily in fixed amounts) that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.


Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, "modified pass-through" instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

COLLATERALIZED MORTGAGE OBLIGATIONS, MULTICLASS PASS-THROUGH SECURITIES AND ACCRUAL CERTIFICATES (Z-BONDS). The Fund may invest in CMOs which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. However, the Fund's investment in a CMO is not effected by the issuer's election to be treated as a REMIC, and all future references to CMOs shall also be deemed to include REMICs.


In CMOs, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The market prices of CMOs structured as accrual certificates (also known as "Z-Bonds") are affected to a greater extent by interest rate changes and therefore tend to be more volatile than securities which pay current interest in cash. See also "Dividends, Distributions and Taxes." Accrual bonds have characteristics similar in some respects to those of zero coupon U.S. Government securities and can be subject to greater volatility. Certain CMOs may have variable or floating interest rates and others may be Stripped Mortgage Securities.


The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile. The Fund will not invest in CMO and REMIC residuals. See "Multiple Class Pass-Through Securities and Collateralized Mortgage Obligations" in the Statement of Additional Information for further discussion.


PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Private mortgage pass-through securities are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by domestic and foreign private issuers such as originators of and investors in Mortgage Assets, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate Mortgage Assets. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in these securities.



STRIPPED MORTGAGE SECURITIES. The Fund may invest in Stripped Mortgage Securities which may be issued by Federal Agencies, or by private originators of, or investors in, Mortgage Assets. Stripped Mortgage Securities usually are structured with two classes that receive different proportions of the interest and principal distribution on a pool of Mortgage Assets. A common type of Stripped Mortgage Security will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the Mortgage Assets underlying the PO class. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities.


The Fund may purchase Stripped Mortgage Securities for income, or for hedging purposes to protect the Fund's portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. Yields on IO classes are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. There can be no assurance that the Fund will be able to effect a trade of a Stripped Mortgage Security at a time when it wishes to do so. Stripped Mortgage Securities will be considered illiquid securities unless (i) issued by the United States Government or an agency or instrumentality thereof, (ii) backed by fixed rate mortgages, and (iii) there appears to be a liquid secondary market for the security.


INVERSE FLOATERS. Inverse floaters constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR or COFI. Inverse floaters have coupon rates that typically change at a multiple of the changes of the relevant index rate. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate on an inverse floater while any drop in the index rate causes an increase in the coupon rate of an inverse floater. In some circumstances, the coupon on an inverse floater could decrease to zero. In addition, like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. Inverse floaters exhibit greater price volatility than the majority of mortgage-backed securities. In addition, some inverse floaters display extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying Mortgage Assets. Inverse floaters may be used alone or in tandem with interest-only Stripped Mortgage Securities.


RISKS OF MORTGAGE-BACKED SECURITIES


CREDIT AND MARKET RISKS. Investments in fixed rate and floating rate mortgage-backed securities entail normal credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors will cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security's market value and yield will not change. Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities will generally tend to have minimal changes in price when interest rates rise or fall. The value of all mortgage-backed securities may also change because of changes in the market's perception of the creditworthiness of the organization that issued or guarantees them. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Fluctuations in the market value of mortgage-backed securities after their acquisition usually do not affect cash income from such securities but are reflected in the Fund's net asset value. The liquidity of mortgage-backed securities varies by type of security; at certain times the Fund may encounter difficulty in disposing of investments. Other factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which a mortgagor carries, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization of a mortgage pool.


PREPAYMENT AND REDEMPTION RISK. Mortgage-backed securities reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. In such an event, the mortgage-backed security which represents an interest in such underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates some higher yielding securities held by the Fund might be converted to cash, and the Fund would be forced to accept lower interest rates when that cash is used to purchase additional securities. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-backed securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer.

RISKS OF STRIPPED MORTGAGE SECURITIES AND INVERSE FLOATERS. Both interest-only Stripped Mortgage Securities and inverse floaters are highly sensitive to changes in interest and prepayment rates. As a result, each individually is highly volatile. The Adviser believes that in combination, interest-only Stripped Mortgage Securities and inverse floaters may at times produce higher yields than more traditional securities such as U.S. Treasuries or mortgage-backed securities while maintaining a relatively low degree of volatility. This results from the fact that changes in the value of inverse floaters tend to be inversely proportional to the direction of interest rates as is the case with traditional fixed-income securities, while the value of interest-only stripped mortgage-backed securities often is directly proportional to the direction of interest rates, so that used in combination, inverse floaters and interest-only Stripped Mortgage Securities can serve as a hedging device for the Fund. However, effective use of this hedging technique is dependent upon the Adviser's ability to correctly hedge the securities by forecasting interest rate volatility and corresponding prepayment rates. In the event that these assumptions are erroneous, the Fund's yield and total return may be reduced.

RISKS OF ADJUSTABLE RATE MORTGAGES. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. The adjustable interest rate feature of the mortgages underlying ARMs generally acts as a buffer to reduce sharp changes in the market value of ARMs in response to normal interest rate fluctuations. As the interest rate on the mortgages underlying ARMs are reset periodically, yields of the securities will gradually align themselves to reflect changes in market rates. During periods of rising interest rates, however, changes in the coupon rate lag behind changes in the market rate. During periods of extreme fluctuations in interest rates, the resulting fluctuation of ARM rates could affect the market value of investments in ARMs. Since most ARMs generally have annual reset limits or "caps" of 100 to 200 basis points, fluctuation in interest rates above these levels could cause such mortgage-backed securities to "cap out" and to behave more like long-term, fixed-rate debt securities. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields. Because of this feature, the value of ARMs is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments.

ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities which have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Various types of assets, primarily automobile and credit card receivables, are securitized in pass-through structures similar to mortgage pass-through structures. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is likely to experience substantial prepayments. As with mortgage-related securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owned on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.

CONVERTIBLE SECURITIES AND LOWER RATED DEBT SECURITIES. The Fund may invest up to 25% of its assets in Convertible Securities, in debt securities which are not rated in the highest two grades by Moody's and S&P, and in preferred stocks (in an amount not exceeding 5% of its assets). As used herein, a Convertible Security is a bond, debenture, or note that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A Convertible Security entitles the holder to receive interest paid or accrued on the debt security until the Convertible Security matures or is redeemed, converted or exchanged. Before conversion, Convertible Securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible Securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the Convertible Security sells near its value as a fixed-income security.

Convertible Securities are generally not investment grade, that is, not rated within the four highest categories by S&P and Moody's. To the extent that Convertible Securities or other debt securities acquired by the Fund are rated lower than investment grade or are not rated, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest on, such securities. The Fund may purchase Convertible Securities and other debt securities rated BB or lower by S&P or Ba or lower by Moody's which ratings are considered by the rating agencies to be speculative with respect to the issuer's continuing ability to meet principal and interest payments. Debt securities rated BB or lower by S&P or Ba or lower by Moody's are commonly referred to as junk bonds. Decisions to purchase and sell these securities are based on the Adviser's evaluation of their investment potential and not on the ratings assigned by credit agencies. Because investment in lower rated securities involves greater investment risk, achievement of the Fund's investment objective is more dependent on the Adviser's credit analysis than with respect to the Fund's investments in higher rated securities. Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn, for example, could cause a decline in the prices of lower rated securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. In addition, the secondary trading market for lower rated securities may be less liquid than the market for higher rated securities.

Prices of lower rated securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer, an industry or lower rated securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The lower rated bond market has grown primarily during a period of long economic expansion and it is uncertain how it would perform during an extended economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for lower rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. See "Risk Factors Relating to Lower Rated Securities" in the Statement of Additional Information for a further discussion.

The lower rated securities in which the Fund may invest may from time to time include debt securities of companies that are financially troubled, in default or are in bankruptcy or reorganization ("Deep Discount Securities"). These securities may be rated C, CI or D by S&P or C by Moody's or may be unrated. (See "Ratings" in the Statement of Additional Information). Debt obligations of such companies are usually available at a deep discount from the face value of the instrument. The Fund will invest in Deep Discount Securities when the Adviser believes that existing factors are likely to improve the company's financial condition. Such factors include a restructuring of debt, management changes, existence of adequate assets, or other special circumstances.

A debt instrument purchased at a deep discount, but prior to default, may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the securities may increase, resulting in a capital gain. If the issuer defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debtholders, the Deep Discount Securities may stop generating income and lose value or become worthless. The Adviser will balance the benefits of Deep Discount Securities with their risks. While a diversified portfolio may reduce the overall impact of a Deep Discount Security that is in default or loses its value, the risk cannot be eliminated.

SECURITIES OF FOREIGN ISSUERS. Investments in securities of foreign issuers may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Compared to U.S. companies, there may be less publicly available information about foreign companies which generally are subject to less stringent accounting, auditing and financial reporting standards and requirements. Securities of some foreign companies may be less liquid or more volatile than those of U.S. companies. Foreign brokerage commissions and custodial fees are generally higher than in the United States. Investments in foreign securities may involve additional risks, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. In the event of a default on any foreign debt obligation, it may be more difficult for the Fund to obtain or enforce a judgment against the issuer.

DELAYED DELIVERY. Some securities in which the Fund may invest are offered on a delayed delivery (including a "when issued") basis. That is, delivery and payment for the securities is scheduled to occur on a future settlement date but the price, interest rate and settlement date is fixed at the time of commitment. The Fund will not enter into a transaction with a scheduled delivery date over one year after the commitment date. At all times the Fund maintains in a segregated account, cash or liquid, high grade money market instruments in an amount equal to any open commitments. However, the Fund can meet its obligations to pay for delayed delivery securities from the sale of the securities themselves, which may have a value greater or lesser than the Fund's payment obligation, thus producing a realized gain or loss.

SHORT SALES AGAINST THE BOX. The Fund may make short sales of securities or maintain a short position if the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short (short sales "against the box") or if the securities sold are "when issued" or "when distributed" securities which the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain at no added cost. The principal purpose of making short sales is to enable the Fund to obtain the current market price of a security which the Fund desires to sell but which cannot be currently delivered for settlement. For example, common stocks issuable upon conversion of a convertible security sometimes can be sold at a better price than the convertible security owned by the Fund. In such circumstances the Fund could sell the common stock short "against the box" while tendering the convertible security to the issuer for conversion. Upon receipt of the certificates for the underlying common stock, delivery would be made to close the short sale. The Fund may not make short sales or maintain a short position if to do so would cause more than 25% of its total assets (exclusive of proceeds from short sales) to be allocated to a segregated account in connection with short sales.


REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements with domestic banks or dealers to earn interest on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires a debt security which the seller agrees to repurchase at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered loans under the Investment Company Act of 1940 ("Investment Company Act"). In the event of bankruptcy or other default by the seller, the Fund may experience delays and expenses liquidating the underlying security, loss from decline in value of such security, and lack of access to income on such security. The Fund will not invest more than 10% of its total assets in repurchase agreements which mature in more than seven days and/or other securities which are not readily marketable.


PORTFOLIO TRANSACTIONS. The Adviser is responsible for placing orders for the purchase and sale of portfolio securities and negotiating the price of such transactions. Most transactions made by the Fund are with dealers acting as principals for their own accounts without a stated commission, although the prices of the securities usually include a profit to the dealers. Broker-dealers are selected for their professional capability and the overall value and quality of their execution services. Such broker-dealers may provide investment and research information to the Adviser. The Adviser may also use information received to manage the assets of other advisory accounts.

PORTFOLIO TURNOVER. The Fund purchases securities primarily for investment rather than short-term trading. However, changes are made in the portfolio whenever it appears advisable. The Fund's annual portfolio turnover rate is shown in the table of "Financial Highlights."

                             ADDITIONAL INFORMATION

COMMON STOCK. Each Fund share outstanding participates equally in dividends, distributions and liquidation of the Fund's net assets. Fund shares are transferable, fully paid and non-assessable, and do not have any preemptive, preferential, subscription or conversion rights. The Fund has authorized 100 million shares of $0.01 par value Common Stock.

VOTING RIGHTS. The By-Laws of the Fund provide that shareholder meetings are required to be held to elect directors only when required by the Investment Company Act. Such event is likely to occur infrequently. In addition, a special meeting of the shareholders will be called, if requested by the holders of ten percent of the Fund's outstanding shares, for the purposes, and to act upon the matters, specified in the request (which may include election or removal of directors). When matters are submitted for a shareholder vote, each shareholder is entitled to one vote for each share owned.

SHAREHOLDER INQUIRIES. Shareholders who have questions concerning (1) the Fund may contact the Distributor; (2) their account may contact the Shareholder Service Agent; and (3) their retirement plan may contact the Shareholder Service Agent. The applicable addresses and telephone numbers appear on page 2.

SHAREHOLDER SERVICE AGENT. Boston Financial Data Services, Inc., P. O. Box 8500, Boston, Massachusetts 02266-8500, serves as shareholder service and dividend disbursing agent for the Fund. State Street Bank and Trust Company serves as transfer agent for the Fund.

CUSTODIAN. All cash and securities of the Fund are held by the Fund's custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

LEGAL COUNSEL. O'Melveny & Myers LLP, 400 South Hope Street, Los Angeles, California 90071, provides legal services to the Fund.

INDEPENDENT AUDITORS. Ernst & Young LLP, 515 South Flower Street, Los Angeles, California 90071, performs annual audits of the Fund's financial statements.

                         STATEMENT OF ADDITIONAL INFORMATION

                                   January 30, 1998

                                 FPA NEW INCOME, INC.

This Statement of Additional Information ("Statement") supplements the current Prospectus of FPA New Income, Inc. ("Fund") dated January 30, 1998. This Statement does not present a complete picture of the various topics discussed and should be read in conjunction with the Fund's Prospectus. Although this Statement is not itself a Prospectus, it is, in its entirety, incorporated by reference into the Prospectus. The Fund's Prospectus may be obtained by contacting your securities dealer or the Fund's principal underwriter, FPA Fund Distributors, Inc. ("Distributor"), at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064; telephone (310) 473-0225 or (800) 982-4372, except from Alaska, Hawaii and Puerto Rico.


                                  TABLE OF CONTENTS
                                                                           Page
General Information. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
     Voting Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
     Reports to Shareholders . . . . . . . . . . . . . . . . . . . . . . . . .2
     Year 2000 Problem . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
Investment Policies. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
     Inflation-Indexed Bonds . . . . . . . . . . . . . . . . . . . . . . . . .2
     Mortgage-Backed Securities  . . . . . . . . . . . . . . . . . . . . . . .2
     Multiple Class Pass-Through Securities and Collateralized
       Mortgage Obligations. . . . . . . . . . . . . . . . . . . . . . . . . .3
     Securities of Foreign Issuers . . . . . . . . . . . . . . . . . . . . . .4
     Common Stocks . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
     Short Sales Against the Box . . . . . . . . . . . . . . . . . . . . . . .4
     Repurchase Agreements . . . . . . . . . . . . . . . . . . . . . . . . . .5
Ratings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
     Debt Security Ratings . . . . . . . . . . . . . . . . . . . . . . . . . .5
     Moody's . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
     S&P . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     Commercial Paper Ratings. . . . . . . . . . . . . . . . . . . . . . . . .7
Risk Factors Relating to Lower Rated Securities. . . . . . . . . . . . . . . .7
Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . . . . . .8
Directors and Officers of the Fund . . . . . . . . . . . . . . . . . . . . . 10
     Five Percent Shareholder. . . . . . . . . . . . . . . . . . . . . . . . 12
Investment Advisory Agreement. . . . . . . . . . . . . . . . . . . . . . . . 12
Prior Performance Information. . . . . . . . . . . . . . . . . . . . . . . . 13
Portfolio Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
Portfolio Turnover . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
Distributor. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
Purchase and Redemption of Shares. . . . . . . . . . . . . . . . . . . . . . 16
     Net Asset Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
     Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
     Authorized Financial Intermediaries . . . . . . . . . . . . . . . . . . 17
     Sales at Net Asset Value. . . . . . . . . . . . . . . . . . . . . . . . 17
     Letter of Intent. . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
     FPA Exchange Privilege. . . . . . . . . . . . . . . . . . . . . . . . . 18
     Redemption of Shares. . . . . . . . . . . . . . . . . . . . . . . . . . 18
     Telephone Redemption. . . . . . . . . . . . . . . . . . . . . . . . . . 18
Tax Sheltered Retirement Plans . . . . . . . . . . . . . . . . . . . . . . . 19
Dividends, Distributions and Taxes . . . . . . . . . . . . . . . . . . . . . 19
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21

                                 GENERAL INFORMATION

VOTING RIGHTS. Fund shares do not have cumulative voting rights, which means holders of more than 50% of Fund shares voting for the election of directors can elect 100% of the directors if they so choose. In such event, holders of the remaining Fund shares are not able to elect any person or persons to the Fund's Board of Directors.

REPORTS TO SHAREHOLDERS. Shareholders receive semi-annual and annual reports which show the portfolio of investments, major portfolio changes and other information. Financial statements accompanied by an opinion of independent auditors are furnished to shareholders after the Fund's fiscal year-end. Unaudited financial statements prepared by the Fund are provided after the first six months of the fiscal year.


YEAR 2000 PROBLEM. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.


                                 INVESTMENT POLICIES

The following supplements information set forth under the captions "Investment Objective and Policies" and "Investment Practices and Risks" in the Prospectus. Readers must also refer to the Prospectus.


INFLATION-INDEXED BONDS. Inflation-indexed bonds issued by the U.S. Treasury pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation continued during the second half of the year and reached 3% by year end, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.


MORTGAGE-BACKED SECURITIES. The mortgage-backed securities in which the Fund may invest may include those backed by the full faith and credit of the United States. Government National Mortgage Association ("GNMA"), the principal U.S. guarantor of such securities, is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. The Fund may also invest in government-related mortgage-backed securities which are not backed by the full faith and credit of the United States such as those issued by Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC. The Fund may also invest in mortgage-backed securities issued by private non-governmental corporations, such as financial institutions.


The average maturity of pass-through pools of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common industry practice, for example, is to assume that prepayments will result in a 7-to-9 year average life for pools of fixed-rate 30-year mortgages. Pools of mortgages with other maturities of different characteristics will have varying average life assumptions.


MULTIPLE CLASS PASS-THROUGH SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. The Fund may invest in multiple class securities issued by U.S. Government agencies and instrumentalities such as FNMA or FHLMC, or by private issuers, including collaterized mortgage obligations ("CMOs") and REMIC pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.


CMOs and REMIC pass-through certificates ("REMIC Certificates") are types of multiple class pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Fund does not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or FNMA, FHLMC or GNMA guaranteed mortgage pass-through certificates (the "Mortgage Assets").

CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs and REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the"PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more ("companion") tranches generally must be created that absorb most of the prepayment risk or volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes which provide fixed principal payments within a specified range (or "collar") of prepayment speeds on the underlying mortgages.

Targeted amortization class ("TAC") certificates are structured to provide a targeted amount of principal prepayments on the underlying mortgages with any excess being paid to the TAC support class certificates. TAC certificates thus have "call protection" but are not protected against slower than expected prepayments which extend the expected duration of the certificates.

Other CMO tranches that may be acquired include "sticky" and "non-sticky" jump bonds. These are securities whose principal payment priorities change, depending upon one or more trigger events. A sticky bond's principal priority would change once, while a non-sticky bond's principal priority could change several times. These descriptions can also be applied to some forms of accrual and companion tranches.

The highest risk tranches in which the Fund may invest are expected to be inverse floaters and non-sticky accrual bonds. These securities have structures whose average lives may change significantly or the coupon interest rate paid may be highly variable. Such investments may be utilized as an alternative to purchasing longer-term bonds.

SECURITIES OF FOREIGN ISSUERS. The Fund may invest up to 10% of its net assets in securities of foreign governments and companies. Securities of foreign issuers may be subject to foreign government taxes which could reduce the dividend or interest yield on such securities. Foreign investments involve certain risks, such as political or economic instability of the issuer or of the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than those of domestic corporations or the United States Government. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to the uniform accounting, auditing and financial reporting standards applicable to domestic companies. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States. With respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation, or diplomatic developments affecting foreign investments. Finally, in the event of default on any foreign debt obligation, it may be more difficult for the Fund to obtain or enforce a judgment against the issuer.

COMMON STOCKS. Although the Adviser does not intend to purchase common stocks, the Fund's portfolio may include common stocks acquired upon conversion of convertible securities. Such securities are sold when the sale does not adversely affect the Fund's assets.

SHORT SALES AGAINST THE BOX. In an effort to increase investment flexibility, the Fund is authorized to make certain short sales. In a short sale, the Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is said to have a short position in the securities sold until it delivers such securities, at which time it receives the proceeds of the sale. The Fund must pay the broker the amount of any dividend paid on the securities while the short position is maintained. To secure its obligation to deliver the securities sold short, the Fund deposits in escrow in a segregated account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities.

When the Fund expects to receive new securities in a reorganization in exchange for securities owned by the Fund, and the new securities are traded on a "when issued" basis, the Fund could sell in the "when issued" market and deliver the new securities when received following the consummation of the reorganization. If the reorganization is not consummated, all transactions in the "when issued" market are cancelled in which event the Fund would realize no gain or loss on the short sale, except for brokerage commissions.

The limited authority to utilize short sales as described above and in the Prospectus would not subject the Fund to the risk of loss generally associated with short sales. A short sale "against the box" does eliminate the potential for gain or loss from subsequent changes in the market price of the security.
It constitutes a form of hedging under which the Fund obtains a current market price considered attractive by the Adviser, rather than remain subject to future fluctuations in the price of the security sold short. Such authority would be utilized only in furtherance of the Fund's primary investment objective to seek current income and long-term total return.


For federal income tax purposes, a short sale against the box involving stock or securities (except conventional debt such as ordinary corporate or Treasury bonds) that could be sold at a gain is treated as a constructive sale requiring recognition of taxable gain.


REPURCHASE AGREEMENTS. The Fund pays for repurchase agreements only upon physical delivery or evidence of book entry transfer of the underlying debt security to a segregated account of State Street Bank and Trust Company ("Bank"), the Fund's custodian, or its agent. The Fund only enters into repurchase agreements involving securities in which the Fund can otherwise invest. The underlying security (normally a security of the United States Government, its agencies or instrumentalities) may have a maturity date exceeding one year. Repurchase agreements usually mature not more than seven days after purchase by the Fund. It is the Fund's policy that the market value of the security collateralizing the repurchase agreement at all times equal or exceed the amount of the repurchase agreement. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of bankruptcy or other default of a seller, the Fund might experience both loss and delay in liquidating the underlying security, including: (a) possible decline in the value of such security while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on such security during this period and (c) expenses of enforcing its rights.


                                       RATINGS

DEBT SECURITY RATINGS. Moody's Investor Services, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") employ the designations set forth below to rate debt securities.

                                       MOODY'S

Aaa - Bonds judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt-edge. Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A - Bonds which possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.


Ba - Bonds judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B - Bonds which generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - The lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Nonrated - Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

 1.  An application for rating was not received or accepted.

 2. The issue or issuer belongs to a group of securities that are not rated as a matter policy.

 3.  There is a lack of essential data pertaining to the issue or issuer.

 4. The issue was privately placed, in which case the rating is not published in Moody's publications.


Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believe possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1 and B 1.

                                         S&P

AAA - Capacity to pay interest and repay principal is extremely strong.

AA - Capacity to pay interest and repay principal is very strong and these bonds differ from AAA issues only in small degree.

A - Capacity to pay interest and repay principal is strong although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Capacity to pay interest and repay principal is adequate. Whereas these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI - reserved for income bonds on which no interest is being paid.

D - in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER RATINGS. Moody's and S&P employ the designations set forth below to rate commercial paper.

Moody's designations, all judged to be investment grade, indicate the relative repayment capacity of rated issuers. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations.

S&P ratings are an assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issuers assigned the highest rating by S&P ("A") are regarded as having the greatest capacity for timely payment. Issuers in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety. A-1 indicates that the degree of safety regarding timely payment is either overwhelming (denoted with a plus sign) or very strong. A-2 indicates that capacity for timely payment is strong; however, the relative degree of safety is not as high as for issuers designated A-1. A-3 indicates a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                   RISK FACTORS RELATING TO LOWER RATED SECURITIES

As described in the Prospectus, the Fund may invest up to 25% of its assets in convertible securities, in debt securities which are not rated in the highest two grades by Moody's and S&P, and in preferred stocks. Ratings of debt securities are described above. The Prospectus discussion of the risks of investing in lower rated high yield bonds is supplemented as follows:


 1. YOUTH AND GROWTH OF THE HIGH YIELD BOND MARKET. The high yield bond market is relatively new, its growth has paralleled a long economic expansion, and it has not weathered a lengthy recession in its present size and form. An economic downturn or increase in interest rates is likely to have a negative effect on the high yield bond market and on the value of the high yield bonds in the Fund's portfolio, as well as on the ability of the bonds' issuers to repay principal and interest.

 2. SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. The economy and interest rates affect high yield securities differently from other securities. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual issuer developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers are likely to experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund's asset value. Furthermore, in the case of high yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

 3. LIQUIDITY AND VALUATION. To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and there may be a negative impact on the Fund's Board of Directors' ability to accurately value high yield bonds and the Fund's assets and on the Fund's ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market. To the extent the Fund owns or may acquire illiquid high yield bonds, these securities may involve special liquidity and valuation difficulties.


 4. LEGISLATION. New laws and proposed new laws may have a negative impact on the market for high yield bonds. For example, several years ago legislation required federally-insured savings and loan associations to divest their investments in high yield bonds.


 5. TAXATION. Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Fund accrues the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. The Fund is required to distribute such income to its shareholders in order to maintain its qualification for pass-through treatment under the Internal Revenue Code. Thus, the Fund may have to dispose of portfolio securities at a time it otherwise might not want to do so in order to provide the cash necessary to make distributions to those shareholders who do not reinvest dividends.

 6. CREDIT RATINGS. Certain risks are associated with applying credit ratings as a method of evaluating high yield bonds. Credit ratings evaluate the safety of principal and interest payments, not market value risk of high yield bonds. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser monitors the issuers of high yield bonds in the Fund's portfolio to determine if the issuers appear to have sufficient cash flow to meet required principal and interest payments. The Fund may retain a portfolio security whose rating has been changed.

                               INVESTMENT RESTRICTIONS

The Fund has adopted the investment restrictions set forth below, which apply at the time securities are purchased or other relevant action is taken. These restrictions and the Fund's investment objective cannot be changed without approval of the holders of a majority of outstanding Fund shares. Such majority is defined in the Investment Company Act of 1940 ("Investment Company Act") as the lesser of (a) 67% or more of the voting securities present in person or represented by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities. Percentage limitations applicable to investments are calculated and applied at the time of investment. These restrictions provide that the Fund shall not:

 1. Borrow money, except from a bank as a temporary measure for extraordinary or emergency purposes (including meeting redemptions without immediately selling securities), but not for leverage or investment, in an amount not to exceed 10% of the value of net assets at the time the borrowing is made; provided, however, that so long as such borrowings exceed 5% of the value of net assets the Fund will not make any new investments;

 2. Mortgage, pledge or hypothecate assets, except to an extent not greater than 10% of total assets to secure borrowings made in accordance with restriction 1 above;

 3. Invest more than 5% of its total assets (excluding cash and cash items) in the securities of any one issuer, except the United States Government, its agencies and instrumentalities. Investments in one or more domestic commercial banks are excluded from this 5% limitation with respect to 25% of the Fund's total assets;

 4. Invest more than 25% of the Fund's total assets in the securities of issuers (other than domestic banks and the U.S. Government, its agencies and instrumentalities) in the same industry. Electric, natural gas distribution, natural gas pipeline, combined electric and natural gas and telephone utilities are considered separate industries for purposes of this restriction and finance companies as a group shall not be considered within a single industry;

 5. Make time deposits (excluding negotiable certificates of deposit) of more than seven days. Time deposits with maturity occurring on the Fund's next business day or within up to seven calendar days may not exceed 10% of the Fund's total assets;

 6. Make loans to others, except through the purchase of various kinds of publicly distributed debt obligations, investments in variable amount master demand notes and repurchase agreement transactions in which the Fund is permitted to invest;

 7. Purchase or sell real estate; however, the Fund may purchase marketable securities issued by companies which invest in real estate or interests therein;

 8. Purchase securities on margin or sell short, except that the Fund may make certain short sales of securities or maintain a short position if the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short (short sales "against the box") or if the securities sold are "when issued" or "when distributed" securities which the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain at no added cost;

 9. Purchase or sell commodities or commodity futures contracts, or interests in oil, gas or mineral exploration or development programs;

10.  Underwrite securities of other issuers;

11. Acquire more than 10% of any class of securities of an issuer. For this purpose, all outstanding bonds and other evidences of indebtedness shall be deemed within a single class regardless of maturities, priorities, coupon rates, series, designations, conversion rights, security or other differences;

12. Purchase securities (other than under repurchase agreements of not more than one week's duration - considering only the remaining days to maturity of each existing repurchase agreement) for which there exists no readily available market or for which there are legal or contractual restrictions on resale (except securities which are subject to such resale restrictions but which, in the judgment of the Fund's investment adviser, are readily redeemable on demand), if, as a result of any such purchase, more than 10% of the Fund's net assets would be invested in such securities;

13. Purchase warrants or write, purchase or sell puts, calls, straddles, spreads or combinations thereof;

14. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition or reorganization;

15. Purchase securities of any issuer for the purpose of exercising control of management;

16. Invest more than 5% of total assets in securities of any issuer which, together with predecessors, has been in continuous operation less than three years; and

17. Purchase or retain the securities of an issuer if those officers or directors of the Fund or the Fund's investment adviser who are also officers or directors of the issuer and who each own beneficially more than 0.5% of the securities of that issuer, together own more than 5% of the securities of such issuer.


                          DIRECTORS AND OFFICERS OF THE FUND


All directors and officers of the Fund are also directors and/or officers of one or more of four other investment companies advised by the Adviser, which is an indirect wholly owned subsidiary of United Asset Management Corporation ("UAM"). These investment companies are FPA Capital Fund, Inc. ("Capital"), FPA Paramount Fund, Inc. ("Paramount"), FPA Perennial Fund, Inc. ("Perennial") and Source Capital, Inc. ("Source") (collectively, the "FPA Fund Complex").

The directors and officers of the Fund and their principal occupations during the past five years follow. Their address is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064.

Donald E. Cantlay, Director
General Partner of Cee'n'Tee Co. (commercial real estate) for more than the past five years. Director of Capital, of Transamerica Income Shares, Inc. ("Income Shares"), a closed-end investment company, of California Trucking Association and of Western Highway Institute. Member of the Board of Regents of Loyola Marymount University.

DeWayne W. Moore, Director
Former Director, Senior Vice President and Chief Financial Officer of Guy F. Atkinson Company of California (construction). Director of Capital and of Income Shares.

Lawrence J. Sheehan, Director (1)
Of counsel to, and partner (1969 to 1994) of, the law firm of O'Melveny & Myers LLP, legal counsel to the Fund. Director of Source, of Perennial and of Capital. Director of TCW Convertible Securities Fund, Inc., a closed-end investment company.

Kenneth L. Trefftzs, Director
Private investor. Former Professor of Finance and Chairman of the Department of Finance and Business Economics, University of Southern California Graduate School of Business. Director of Source, of Perennial and of Capital.

Robert L. Rodriguez, President & Chief Investment Officer
Director, Principal and Chief Investment Officer of the Adviser since March 1996; President and Chief Investment Officer of New Income for more than the past five years; and Director and Senior Vice President of Source since March 1996. Director of the Distributor since March 1996. Executive Vice President from January 1996 to March 1996, Senior Vice President from February 1993 to January 1996, and Vice President from November 1983 to February 1993, of the Adviser.

Julio J. de Puzo, Jr., Executive Vice President
Director (since October 1995), Principal (since March 1996) and Chief Executive Officer (since March 1996) of the Adviser; Director and President since March 1996 of Source; Director and Executive Vice President since April 1996 of Paramount and of Perennial; and Executive Vice President since August 1996 of Capital. President (since January 1997), Chief Executive Officer (since January
1997), Chief Financial Officer and Director for more than the past five years of the Distributor. Executive Vice President from October 1995 to March 1996, Chief Administrative Officer from October 1995 to March 1996, Chief Financial Officer from June 1991 to March 1996, Treasurer from June 1991 to March 1996, Senior Vice President from February 1993 to October 1995, and First Vice President from April 1985 to February 1993, of the Adviser. Treasurer from July 1984 to August 1996 of the Fund and of Capital; from June 1981 to August 1996 of Paramount; from May 1982 to August 1996 of Source; and from September 1983 to August 1996 of Perennial. Executive Vice President (or Senior Vice President or First Vice President) from October 1991 to January 1997 of the Distributor.

Eric S. Ende, Vice President
Senior Vice President (or Vice President) of the Adviser for more than the past five years, and Chief Investment Officer since May 1997 and Senior Vice President (or Vice President) of Source for more than the past five years; President and Chief Investment Officer of Perennial since September 1995; and Vice President of Capital and of Paramount for more than the past five years. Executive Vice President (or Vice President) of Perennial from May 1985 to September 1995.


Janet M. Pitman, Vice President
Vice President of the Adviser for more than the past five years, of Source, of Perennial and of Paramount since April 1996, and of Capital since February 1997.

J. Richard Atwood, Treasurer
Senior Vice President, Chief Financial Officer and Treasurer of the Adviser, and Senior Vice President and Treasurer of the Distributor since January 1997. Treasurer of Capital, of Paramount, of Source, and of Perennial since January 1997. Vice President and Chief Financial Officer of Transamerica Investment Services, Inc. from January 1995 to January 1997. Vice President (or Assistant Vice President) and Controller of the Adviser from 1988 to January 1995, and Assistant Treasurer of the Distributor from May 1991 to January 1995. Assistant Treasurer of the Fund, of Capital, of Paramount, of Source and of Perennial from 1988 to January 1995.

Sherry Sasaki, Secretary
Assistant Vice President and Secretary of the Adviser, and Secretary of Source, of Capital, of Paramount, of Perennial and of the Distributor for more than the past five years.

Christopher H. Thomas, Assistant Treasurer
Vice President and Controller of the Adviser and of the Distributor since March 1995, and Assistant Treasurer of Capital, of Paramount, of Source and of Perennial since April 1995. Staff Accountant with the Office of Inspection of the Securities and Exchange Commission from 1994 to March 1995. School Administrator of the Calvary Road Christian Academy from 1988 to 1993.

------------------------------

(1) Director who is an interested person, as defined in the Investment Company Act, by virtue of his affiliation with legal counsel to the Fund.


The Directors and officers of the Fund as a group own less than 1% of the outstanding Fund shares. During the last fiscal year, the Directors received as a group $28,000 in Directors' fees. Such Directors are also reimbursed for certain travel expenses by the Fund. The following information relates to Director compensation. The Fund does not pay any salaries to its officers, all of whom are compensated by the Adviser.


                                                        TOTAL COMPENSATION*
                          AGGREGATE COMPENSATION*     FROM THE FPA FUND COMPLEX
NAME OF DIRECTORS              FROM THE FUND             INCLUDING THE FUND
------------------------------------------------------------------------------

Donald E. Cantlay                $7,000                       $14,000**
DeWayne W. Moore                   7,000                      14,000**
Lawrence J. Sheehan               7,000                        35,000***
Kenneth L. Trefftzs               7,000                        35,000***

* No pension or retirement benefits are provided to Directors by the Fund or the FPA Fund Complex.
** Includes compensation from the Fund and one other open-end investment company.
*** Includes compensation from the Fund, two other open-end investment companies, and one closed-end investment company.

Currently, the personnel of the Adviser consists of seven persons engaged full time in portfolio management or investment research in addition to 26 persons engaged full time in trading, administrative, financial or clerical activities. The Adviser is registered as an investment adviser with the Securities and Exchange Commission, which does not imply supervision by said Commission of the Adviser's activities. The Adviser's parent company, UAM, is a publicly held corporation. No person is known by UAM to own or hold with power to vote 25% or more of its outstanding shares of common stock.


FIVE PERCENT SHAREHOLDER. As of December 31, 1997, no person was known by the Fund to own of record or beneficially 5% or more of the outstanding Fund shares, except Charles Schwab & Co., Inc., for the benefit of customers, 101 Montgomery Street, San Francisco, California 94104-4122, which held 8,759,357 shares (17.4%), and National Financial Services Corp., for the exclusive use of its customers, Attention: Mutual Funds, 5th Floor, 200 Liberty Street - 1 WFC, New York, New York 10281-1003, which held 3,193,563 shares (6.4%). The foregoing broker-dealers and/or investment advisory firms advise that the shares are held for the benefit of their customers.


                            INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an investment advisory agreement dated December 27, 1994 ("Advisory Agreement") with the Adviser pursuant to which the Adviser provides continuing supervision of the Fund's investment portfolio. The Adviser is authorized, subject to the control of the Fund's Board of Directors, to determine which securities are to be bought or sold and in what amounts. In addition to providing investment advisory and management services, the Adviser furnishes office space, facilities and equipment, and maintains the Fund's books and records. It also compensates all officers and other personnel of the Fund, all of whom are employed by the Adviser.


Other than the expenses the Adviser specifically assumes under the Advisory Agreement, the Fund bears all costs incurred in its operation. These costs include the charges and expenses of any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property; the charges and expenses of auditors; the charges and expenses of any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; the cost of stock certificates representing Fund shares; fees involved in registering and maintaining registrations of the Fund and of Fund shares with the Securities and Exchange Commission ("SEC") and various states and other jurisdictions; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing proxy statements and semi-annual and annual reports to shareholders except as set forth in the Distribution Agreement between the Fund and the Distributor; fees and travel expenses of directors not affiliated with the Adviser; the expense of furnishing, or causing to be furnished, to all shareholders a statement of account after every transaction affecting their account, including the expense of mailing; charges and expenses of legal counsel in connection with matters relating to the Fund, including, without limitation, legal services rendered in connection with the Fund's corporate and financial structure and relations with its shareholders, issuance of Fund shares, and registrations and qualifications of securities under federal, state and other laws; association dues; interest payable on Fund borrowings; and postage.


For services rendered, facilities furnished and expenses assumed, the Adviser is paid an investment management fee. Such fee is payable monthly at the annual rate of 0.50% of the Fund's average daily net assets.

The Adviser pays the Fund the amount by which certain defined operating expenses of the Fund for any fiscal year exceed 1.50% of the first $15 million of average net assets plus 1% of the remaining average net assets. Such reimbursement is calculated at the close of business on the last business day of each calendar month. Any required reduction or refund is paid monthly. Such operating expenses include the advisory fee but exclude interest, taxes and brokerage commissions.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment, any mistake of law, any loss arising out of any investment, or any act or omission in the management of the Fund, except willful misfeasance, bad faith or negligence in the Adviser's performance of its duties or the reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement is renewable annually if such renewal is specifically approved each year (a) by the Fund's Board of Directors or by the vote of a majority of the Fund's outstanding voting securities and (b) by the vote of a majority of the Fund's directors who are not parties to the Advisory Agreement or interested persons (as defined in the Investment Company Act) of any such party. The continuation of the Advisory Agreement to December 31, 1998, has been approved by the Board of Directors and a majority of the Fund's directors who are not parties to the Advisory Agreement or interested persons of any such party (as defined in the Investment Company Act). The Advisory Agreement may be terminated without penalty upon 60 days' written notice, at the option of either party or by the vote of the Fund's shareholders. The Advisory Agreement automatically terminates in the event of its assignment.

For the fiscal years ended September 30, 1995, 1996 and 1997, the Adviser received gross advisory fees of $755,915, $1,283,864, and $2,124,397, respectively.

                            PRIOR PERFORMANCE INFORMATION

For the purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements, performance may be stated in terms of total return. Under regulations adopted by the Securities and Exchange Commission ("SEC"), funds that intend to advertise performance must include total return quotations calculated according to the following formula:

             n
     P(1 + T)  =    ERV

     Where:         P = a hypothetical initial payment of $1,000
                    T = average annual total return
                    n = number of years (1, 5 or 10)

                    ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5 or 10 year period, at the end of such period (or fractional portion thereof).

Under the foregoing formula, the time periods used in advertising are based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and cover 1, 5 and 10 year periods of a fund's existence. In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment and all dividends and distributions by a fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare the performance of the Fund with other measures of investment return. For example, in comparing the Fund's total return with a bond index such as the Lehman Brothers Government/Corporate Bond Index, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Fund does not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Fund, however, discloses the maximum sales charge and also discloses that inclusion of sales charges would reduce the performance quoted. Such alternative total return information is given no greater prominence in such advertising than the information prescribed under SEC regulations.

The Fund's average annual total return (calculated in accordance with the SEC regulations described above) for the one, five and ten-year periods ended September 30, 1997 was 4.61%, 7.28%, and 9.86%, respectively. The Fund's average annual total return (determined pursuant to the alternative computation which does not include the maximum initial sales charge of 4.5% of the offering price) for the same periods was 9.54%, 8.27%, and 10.37%, respectively. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance.

The foregoing information should be considered in light of the Fund's investment objectives and policies, as well as the risks incurred in the Fund's investment practices. Future results will be affected by the future composition of the Fund's portfolio, as well as by changes in the general level of interest rates, and general economic and other market conditions.

                                PORTFOLIO TRANSACTIONS

The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of any commissions paid on such transactions. Since most transactions the Fund makes are principal transactions at net prices, the Fund incurs little or no brokerage costs. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases of portfolio securities from underwriters include a commission or concession the issuer pays to the underwriter. Purchases from dealers serving as market makers include the spread between the bid and asked price. Sales to dealers are effected at bid prices.

The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the Adviser considers: the best net price available; each firm's reliability, integrity and financial condition; the size of and difficulty in executing the order; and the value of the firm's expected contribution to the Fund's investment performance on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of its services. Subject to policies determined by the Fund's Board of Directors, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the Advisory Agreement or otherwise solely because the Fund paid a broker-dealer providing brokerage and research services commissions for effecting a transaction in excess of the commission another broker-dealer would have charged for the same transaction. The Adviser must determine in good faith that such commission was reasonable relative to the value of the brokerage and research services provided, considering either that particular transaction or the Adviser's overall responsibilities to the Fund. The Adviser is further authorized to allocate orders it places for the Fund to broker-dealers providing products or services which assist in making investment decisions. The Adviser shall allocate the amounts and proportions of such costs and shall regularly report on such allocations to the Fund's Board of Directors.

Brokerage and research services are defined by Section 28(e) of the Securities Exchange Act of 1934 to include (a) providing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and
(c) effecting securities transactions and performing functions incidental thereto, such as clearance, settlement and custody.

The Adviser attempts to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. The main factors considered in such allocations are the respective investment objectives, the relative amount of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending the investments.

Brokerage commissions paid by the Fund on a portfolio transaction(s) for the fiscal years ended September 30, 1995, 1996 and 1997 totaled $1,800, $3,747, and $330, respectively. During the last fiscal year, all commissions were paid on transactions having a total value of $3,926,642 to brokers selected because of research services provided to the Adviser.

                                  PORTFOLIO TURNOVER

The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the portfolio securities during such fiscal year. Securities maturing in one year or less at the time of acquisition are not included in this computation. The turnover rate for prior periods is shown in the Prospectus under the caption "Financial Highlights." This rate may vary greatly from year to year as well as within a year.

                                     DISTRIBUTOR

FPA Fund Distributors, Inc., a wholly owned subsidiary of the Adviser, acts as the principal underwriter of Fund shares pursuant to the distribution agreement dated December 27, 1994 ("Distribution Agreement"). The Distributor receives commissions from the sale of Fund shares and has the exclusive right to distribute Fund shares through dealers. From commissions received, the Distributor pays its own overhead and general administrative expenses, the cost of printing and distributing prospectuses used in connection with this offering, except for those furnished to existing shareholders, and the cost of advertising and sales literature. The Fund pays expenses attributable to the registration of Fund shares under federal and state laws and the compensation and expenses of the Fund's transfer agent.

The Distribution Agreement is renewable annually if such renewal is specifically approved each year (a) by the Fund's Board of Directors or by a vote of a majority (as defined in the Investment Company Act) of the Fund's outstanding voting securities and (b) by a majority of the Fund's directors who are not parties to the Distribution Agreement or interested persons (as defined in the Investment Company Act) of any such party, by votes cast in person at a meeting called for such purpose. The continuation of the Distribution Agreement to September 3, 1998, has been approved by the Board of Directors and a majority of the Fund's directors who are not parties to the Distribution Agreement or interested persons of any such party (as defined in the Investment Company Act). The Distribution Agreement terminates if assigned (as defined in the Investment Company Act) and may be terminated at any time on 60 days' written notice, without penalty, by the Fund's Board of Directors, the vote of a majority of the Fund's outstanding voting securities or the Distributor.

The Distributor's obligation under the Distribution Agreement is an agency or best efforts arrangement pursuant to which the Distributor is required to take and pay for only those Fund shares sold to the public. The Distributor is not obligated to sell any stated number of Fund shares.

During the fiscal years ended September 30, 1995, 1996 and 1997, total underwriting commissions on sales of Fund shares were $1,760,140, $1,735,400, and $1,121,144, respectively, of which $188,788, $183,468, and $163,881, respectively, were retained by the Distributor after reallowances to other dealers.

                          PURCHASE AND REDEMPTION OF SHARES

NET ASSET VALUE. The net asset value is computed as of the close of the New York Stock Exchange ("NYSE") on each business day during which the NYSE is open. Net asset value, rounded to the nearest cent per share, is the total market value of all the Fund's portfolio securities plus other assets, less all liabilities, divided by the total number of Fund shares outstanding. The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Such computation is made by valuing (a) securities listed or traded on a national securities exchange or on the NASDAQ National Market System at the last sale price or, if there has been no sale that day, at the last bid price, (b) unlisted securities and securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities value in the judgment of the Fund's officers, at the most recent bid price or other ascertainable market value, (c) at cost money market instruments with maturities of 60 days or less (in the case of instruments originally purchased with maturities over 60 days, market value on the 61st day prior to maturity is used rather than cost), plus or minus any discount or premium ratably amortized until maturity and (d) all other portfolio securities and assets at fair value as determined in good faith by the Fund's Board of Directors.


SALES CHARGES. The maximum sales charge is 4.5%, as a percentage of the offering price, but lower sales charges apply to larger purchases. A portion of the sales charge is allocated to dealers selling Fund shares in amounts ranging from 80% to 89%, depending on the size of the investment. During special promotions, the Distributor may reallow up to 100% of the sales charge to dealers. At such times dealers may be deemed to be underwriters for purposes of the Securities Act of 1933. Discounts are alike to all dealers.


AUTHORIZED FINANCIAL INTERMEDIARIES. The Fund has authorized certain financial intermediaries including one or more brokers to accept on its behalf purchase and redemption orders; such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf; the Fund is deemed to have received a purchase or redemption order when an authorized financial intermediary including an authorized broker or if applicable a broker's authorized designee accepts the order; and customer orders are priced at the Fund's net asset value next computed after they are accepted by an authorized financial intermediary including an authorized broker or the broker's authorized designee.


SALES AT NET ASSET VALUE. Full-time employees of the Adviser may purchase Fund shares at net asset value via payroll deduction, provided the minimum initial investment is $250. Each subsequent investment must be at least $50.

LETTER OF INTENT. To be eligible, the investor must sign at the time of initial purchase, or within 30 days, a letter of intent ("LOI") covering investments to be made within a period of 13 months ("Period") from such initial purchase.
The investor thereby becomes eligible for a reduced sales charge based on the total amount of the specified intended investment ("LOI Goal"), provided such amount is not less than $10,000. A minimum initial purchase of $1,500 and minimum subsequent purchases of $100 each are required. Fund shares may also be purchased to fulfill a letter of intent entered into with respect to shares of the other FPA Funds. The account information form, which should be used to establish an LOI, is available from dealers or the Distributor.

All transactions under an LOI must be indicated as such and must be placed by the dealer (in the case of an initial purchase) or the shareholder (in the case of any subsequent purchase) directly through Boston Financial Data Services, Inc. ("Shareholder Service Agent"). Shareholders should review for accuracy all confirmations of transactions, especially purchases made pursuant to an LOI.

If the LOI Goal is completed before the end of the Period, any subsequent purchases within the Period receive the reduced sales charge applicable. In addition, during the Period, the shareholder may increase his or her LOI Goal and all subsequent purchases are treated as a new LOI (including escrow of additional Fund shares) except as to the Period, which does not change.

Signing an LOI does not bind the shareholder to complete his or her LOI Goal, but the LOI Goal must be completed to obtain the reduced sales charge. The LOI is binding on the Fund and the Distributor. However, the Distributor may withdraw a shareholder's LOI privileges for future purchases upon receiving information that the shareholder has resold or transferred his or her Fund shares within the Period.

The LOI requires the Shareholder Service Agent, as escrow agent, to hold 5% of the LOI Goal in escrow until completion of the LOI Goal within the Period. The escrowed Fund shares are taken from the first purchase and, if necessary, from each successive purchase. If the LOI Goal is completed within the Period, the escrowed Fund shares are promptly delivered to, or as directed by, the shareholder.

If the LOI Goal is not completed within the Period, the shareholder must pay the Distributor an amount equal to the sales charge applicable to a single purchase in the total amount of the purchases made under the LOI minus the sales charges actually paid. If the Distributor does not receive such unpaid sales charge within 20 days after requesting payment in writing, the Distributor instructs the Shareholder Service Agent to redeem escrowed Fund shares sufficient to cover the unpaid sales charge. Under the LOI, the shareholder irrevocably appoints the Shareholder Service Agent as his or her attorney with full power of substitution in the premises to surrender for redemption any or all escrowed Fund shares. If the redemption proceeds are inadequate, the shareholder is liable to the Distributor for the difference.
The Shareholder Service Agent delivers to, or as directed by, the shareholder all Fund shares remaining after such redemption, together with any excess cash proceeds.

Any income dividends and capital gains distributions on the escrowed Fund shares are paid to, or as directed by, the shareholder.

FPA EXCHANGE PRIVILEGE. The procedures for exchanging shares between FPA Funds are set forth under "Purchase of Shares - FPA Exchange Privilege" in the Fund's Prospectus. If the account registration information for the two FPA Fund accounts involved in the exchange are different in any respect, the exchange instructions must be in writing and must contain a signature guarantee as described under "Redemption of Shares" in the Fund's Prospectus.

By use of the exchange privilege, the investor authorizes the Shareholder Service Agent ("Agent") to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by the Agent to be genuine. The Agent's records of such instructions are binding.

For purposes of determining the sales charge rate previously paid, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security may be exchanged without a sales charge. If a shareholder exchanges less than all of his securities, the security requiring no or the lowest incremental sales charge is deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced, are processed on the date of receipt by the Shareholder Service Agent. "Processing" a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined after receipt. Shares of the new Fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined after receipt by the Shareholder Service Agent. Exchange requests received on a business day after the time shares of the funds involved in the request are priced, are processed on the next business day in the manner described above.

REDEMPTION OF SHARES. Redemptions are not made on days during which the NYSE is closed, including those holidays listed under "Purchase and Redemption of Shares
- Net Asset Value." The right of redemption may be suspended and the payment therefore may be postponed for more than seven days during any period when (a) the NYSE is closed for other than customary weekends or holidays; (b) trading on the NYSE is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities it owns is not reasonably practicable or it is not reasonably practical for the Fund to fairly determine the value of its net assets; or (d) the Securities and Exchange Commission, by order, so permits.

TELEPHONE REDEMPTION. Redemptions may be made by telephone once the shareholder has properly completed and returned to the Shareholder Service Agent the optional shareholder services form, including the designation of a bank account to which the redemption payment is to be sent ("Designated Bank"). The proceeds will not be mailed or wired to other than the Designated Bank. New investors who wish to establish the telephone redemption privilege must complete the appropriate section on the optional shareholder services form. Existing shareholders who wish to establish the telephone redemption privilege or change the Designated Bank should either enter the new information on an optional shareholder services form, marking it for "change of information" purposes, or send a letter identifying the Fund account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appear on the account. All signatures require a guarantee as described under "Redemption of Shares" in the Fund's Prospectus. The optional shareholder services form is available from authorized securities dealers or the Distributor.

Shareholders who want to use a savings and loan ("S&L") as their Designated Bank are advised that if the S&L is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the S&L. As this may delay receipt by the shareholder's account, it is suggested that shareholders who wish to use an S&L discuss wire procedures with their S&L and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to such Designated Bank.

The shareholder may cancel the telephone redemption authorization upon written notice. If the shareholder has authorized telephone redemptions, neither the Fund nor the Shareholder Service Agent is responsible for any unauthorized telephone redemptions. If the Fund shares to be redeemed by telephone (technically a repurchase by agreement between the Fund and the shareholder) were recently purchased by check, the Shareholder Service Agent can delay transmitting the proceeds until the purchasing check has cleared, usually a period of up to 15 days.

                            TAX SHELTERED RETIREMENT PLANS

Through the Distributor, prototype retirement plans are available for purchase of Fund shares. These include plans for self-employed individuals and plans for individuals buying shares under an Individual Retirement Account. The investor should be aware that a penalty tax applies, in general, to distributions made before age 59-1/2, excess contributions and failure to commence distribution of the account at age 70-1/2. Borrowing from or against the account may also result in plan disqualification. Distributions from these retirement plans generally are taxable as ordinary income when received.

State Street Bank and Trust Company ("Bank") presently acts as custodian for these retirement plans and imposes fees for administering them. Purchases of Fund shares for a retirement plan must be made by direct remittance to the Bank.

When contributions for any tax-qualified plan are invested in Fund shares, all dividends and capital gains distributions paid on those Fund shares are retained in such plan and automatically reinvested in additional Fund shares at net asset value. All earnings accumulate tax-free until distribution.

The investor should consult his or her own tax adviser concerning the tax ramifications of establishment of and distributions from a retirement plan.

                          DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund qualified during the last fiscal year for the tax treatment applicable to regulated investment companies under the Internal Revenue Code ("Code") and intends to so qualify in the future. Such qualification requires distributing at least 90% of its investment company taxable income to shareholders and meeting asset diversification and other requirements of the Code. As long as the Fund so qualifies, it does not pay federal income tax on its net investment income or on any net realized capital gains provided such income and capital gains are distributed to shareholders. If for any taxable year the Fund does not so qualify, all of its taxable income, including any net realized capital gains, will be taxed at regular corporate rates (without any deduction for distributions to shareholders).

The Fund is subject to a 4% excise tax to the extent it does not make certain distributions to its shareholders. Such distributions must total (1) at least 98% of ordinary income (investment company taxable income subject to certain adjustments) for any calendar year and (2) 98% of capital gains net income for the 12 months ended October 31 of such year. The Fund intends to distribute sufficient amounts to avoid liability for this excise tax.

If shares of the Fund are sold or exchanged within 90 days of acquisition, and shares of the same or a related mutual fund are acquired, to the extent the sales charge is reduced or waived on the subsequent acquisition, the sales charge may not be used to determine the basis in the disposed shares for purposes of determining gain or loss. To the extent the sales charge is not allowed in determining gain or loss on the initial shares, it is capitalized in the basis of the subsequent shares.

Under federal tax law, any loss a shareholder realizes on redemption of Fund shares held for less than six months is treated as a long-term capital loss to the extent of any long-term capital gain distribution which was paid on such Fund shares.

Prior to purchasing Fund shares, the impact of dividends or capital gains distributions should be carefully considered. Any such payments made to a shareholder shortly after purchasing Fund shares reduce the net asset value of such Fund shares to that extent and unnecessarily increase sales charges. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxes, possibly at ordinary income tax rates.

Dividends and distributions declared payable to shareholders of record after September 30 of any year and paid before February 1 of the following year are considered taxable income to shareholders on the record date even though paid in the next year. To the extent determined from year to year, a small portion of the dividends paid to shareholders from the Fund's net investment income may qualify for the 70% dividends received deduction for corporations.

Some shareholders may be subject to 31% withholding on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding are those for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that he or she is not subject to backup withholding.

Under existing provisions of the Code, dividends paid to shareholders who are nonresident aliens may be subject to a 30% federal withholding tax applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the federal withholding tax.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and these Treasury Regulations are subject to change by legislative or administrative action either prospectively or retroactively.

Each investor should consult his or her own tax adviser as to federal tax laws and the effect of state and local tax laws which may differ from federal tax laws.

                                 FINANCIAL STATEMENTS

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE - September 30, 1997

Net asset value and redemption price per share
   (net assets divided by shares outstanding). . . . . . . . .  $11.24

Offering price per share
   (100/95.5 of per share net asset value) . . . . . . . . . .  $11.77

The offering price is reduced on purchases of $10,000 or more; see "Purchase and Redemption of Shares - Sales Charge" herein and "Purchase of Shares - Table of Sales Charges" in the Prospectus.

                               PORTFOLIO OF INVESTMENTS
                                  September 30, 1997


                                                           Principal
BONDS & DEBENTURES                                           Amount          Cost           Value
----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES
Mortgage-Backed Securities -- 46.9%
Federal Home Loan Bank (Indexed Notes) --6.55% 2003. .    $  6,191,250   $  6,131,724   $  6,208,663
Federal Home Loan Mortgage Corporation (CMO)
  --7 1/2% 2004. . . . . . . . . . . . . . . . . . . .       7,000,000      7,052,500      7,059,063
  --8 1/2% 2024. . . . . . . . . . . . . . . . . . . .       5,000,000      5,031,250      5,043,750
Federal Home Loan Mortgage Corporation (PAC-REMIC)
  --7% 2008. . . . . . . . . . . . . . . . . . . . . .      13,027,000     12,846,958     13,079,922
  --7 1/2% 2021. . . . . . . . . . . . . . . . . . . .       4,500,000      4,556,953      4,577,344
  --7 1/2% 2022. . . . . . . . . . . . . . . . . . . .       1,600,000      1,580,000      1,576,000
  --8% 2019. . . . . . . . . . . . . . . . . . . . . .       5,000,000      5,151,758      5,184,375
  --9 1/2% 2019. . . . . . . . . . . . . . . . . . . .       5,680,428      5,778,504      5,742,558
Federal Home Loan Mortgage Corporation (PAC-IO-CMO)
  --6 1/2% 2020. . . . . . . . . . . . . . . . . . . .       4,171,384        452,170        448,424
  --7% 2020. . . . . . . . . . . . . . . . . . . . . .       8,000,000      1,530,607      1,805,000
Federal Home Loan Mortgage Corporation (PAC-IO-REMIC)
  --6 1/2% 2007. . . . . . . . . . . . . . . . . . . .      16,722,123      2,071,787      2,142,522
  --6 1/2% 2023. . . . . . . . . . . . . . . . . . . .       8,663,617      1,137,912      1,221,029
Federal Home Loan Mortgage Corporation (REMIC)
  --7% 2007. . . . . . . . . . . . . . . . . . . . . .       6,248,912      6,174,706      6,278,204
  --7% 2008. . . . . . . . . . . . . . . . . . . . . .       7,977,809      7,932,481      8,010,219
  --7% 2008. . . . . . . . . . . . . . . . . . . . . .       8,326,015      8,232,347      8,354,636
  --7% 2023. . . . . . . . . . . . . . . . . . . . . .       5,000,000      4,487,500      4,787,500
  --7 1/2% 2007. . . . . . . . . . . . . . . . . . . .       3,500,000      3,512,813      3,526,250
  --7 1/2% 2018. . . . . . . . . . . . . . . . . . . .       6,810,763      6,812,820      6,844,817
  --7 1/2% 2026 ("Z"). . . . . . . . . . . . . . . . .       8,074,474      7,221,645      7,690,936
  --10.15% 2006. . . . . . . . . . . . . . . . . . . .          61,084        157,994         61,962
Federal National Mortgage Association (15 YR)
  --8 1/2% 2008. . . . . . . . . . . . . . . . . . . .       6,466,000      6,590,268      6,528,639
Federal National Mortgage Association (PAC-REMIC)
  --7% 2007. . . . . . . . . . . . . . . . . . . . . .       1,825,566      1,805,029      1,828,418
  --7 3/4% 2023. . . . . . . . . . . . . . . . . . . .       3,500,000      3,215,625      3,515,313
  --8% 2023. . . . . . . . . . . . . . . . . . . . . .       6,590,000      6,540,575      6,614,712
  --8 1/2% 2024. . . . . . . . . . . . . . . . . . . .       1,687,000      1,708,615      1,697,544
  --8 1/2% 2025. . . . . . . . . . . . . . . . . . . .       5,273,150      5,300,115      5,292,924
Federal National Mortgage Association (PAC-IO-REMIC)
  --6 1/2% 2009. . . . . . . . . . . . . . . . . . . .       8,465,170      1,219,931      1,317,392
  --6 1/2% 2020. . . . . . . . . . . . . . . . . . . .       6,000,000      1,085,388      1,104,375
  --7% 2004. . . . . . . . . . . . . . . . . . . . . .       1,467,926        233,967        244,501
  --7% 2017. . . . . . . . . . . . . . . . . . . . . .       9,649,105        475,322        814,143

                               PORTFOLIO OF INVESTMENTS


                                                           Principal
BONDS & DEBENTURES--CONTINUED                                Amount          Cost           Value
----------------------------------------------------------------------------------------------------
Federal National Mortgage Association (REMIC)
  --5.62% 2022 . . . . . . . . . . . . . . . . . . . .    $ 18,500,000   $ 17,897,656   $ 17,916,140
  --7% 2008. . . . . . . . . . . . . . . . . . . . . .       9,534,062      9,425,977      9,548,958
  --7% 2023. . . . . . . . . . . . . . . . . . . . . .       6,406,075      6,213,893      6,245,923
  --7% 2024 ("Z"). . . . . . . . . . . . . . . . . . .      10,027,532      7,947,777      9,184,593
  --7 1/2% 2010. . . . . . . . . . . . . . . . . . . .       8,607,091      8,580,194      8,650,126
  --7 1/2% 2024 ("Z"). . . . . . . . . . . . . . . . .       6,378,105      5,740,294      6,272,468
  --7 1/2% 2024 ("Z"). . . . . . . . . . . . . . . . .       8,591,196      7,832,820      8,405,948
  --7 1/2% 2026 ("Z"). . . . . . . . . . . . . . . . .      10,110,731      8,968,460      9,911,676
  --8% 2011. . . . . . . . . . . . . . . . . . . . . .       2,000,000      2,010,000      2,020,000
  --8% 2022. . . . . . . . . . . . . . . . . . . . . .       5,847,012      5,843,358      5,841,530
Federal National Mortgage Association
  --0/8.62% 2022 . . . . . . . . . . . . . . . . . . .       9,500,000      9,219,267      9,216,995
Government National Mortgage Association --7 1/2% 2023         773,127        739,303        786,657
Government National Mortgage Association II
  --8% 2027. . . . . . . . . . . . . . . . . . . . . .       9,608,591      9,749,717      9,899,851
Government National Mortgage Association (MH)
  --8 1/4% 2006-7. . . . . . . . . . . . . . . . . . .         595,782        625,456        619,986
  --8 3/4% 2006. . . . . . . . . . . . . . . . . . . .       1,218,529      1,260,209      1,270,316
  --8 3/4% 2011. . . . . . . . . . . . . . . . . . . .       1,491,943      1,542,296      1,564,675
  --9% 2010-11 . . . . . . . . . . . . . . . . . . . .       2,803,199      2,943,624      2,943,359
  --9 1/4% 2010-11 . . . . . . . . . . . . . . . . . .       1,224,876      1,289,792      1,286,120
  --9 3/4% 2005-6  . . . . . . . . . . . . . . . . . .       3,030,653      3,232,859      3,193,551
  --9 3/4% 2012-13 . . . . . . . . . . . . . . . . . .       1,319,948      1,421,842      1,390,895
Government National Mortgage Association (PL)
  --10 1/4% 2017 . . . . . . . . . . . . . . . . . . .         931,186      1,010,337        959,122
Government National Mortgage Association (REMIC)
  --7.99125% 2010. . . . . . . . . . . . . . . . . . .       2,447,824      2,447,824      2,457,003
                                                                         ------------   ------------
                                                                         $241,972,219   $248,187,027
                                                                         ------------   ------------
OTHER U.S. GOVERNMENT & AGENCIES -- 15.5%
Federal Home Loan Bank --6% 1999 . . . . . . . . . . .    $ 11,500,000   $ 11,472,148   $ 11,491,706
Tennessee Valley Authority --8 3/8% 1999 . . . . . . .       3,400,000      3,222,781      3,537,063
U.S. Small Business Administration --9.8% 1998 . . . .         266,642        268,216        268,642
U.S. Treasury Inflation-Indexed Notes --3 3/8% 2007. .      51,155,995     50,120,837     50,180,834
U.S. Treasury Notes --8 1/4% 2005. . . . . . . . . . .       1,800,000      1,706,250      1,892,250
U.S. Treasury Notes Strip --0% 2009. . . . . . . . . .      31,000,000     12,116,767     14,623,320
                                                                         ------------   ------------
                                                                         $ 78,906,999   $ 81,993,815
                                                                         ------------   ------------
TOTAL U.S. GOVERNMENT & AGENCIES -- 62.4%                                $320,879,218   $330,180,842
                                                                         ------------   ------------
U.S. GOVERNMENT & AGENCY RELATED -- 0.6%
Home Mac Mortgage Securities Corporation (CMO) --9.15%
  2019 (backed by U.S. Government Agency Bonds). . . .    $  3,375,719   $  3,349,301   $  3,350,401
                                                                         ------------   ------------

                               PORTFOLIO OF INVESTMENTS


                                                           Principal
BONDS & DEBENTURES--CONTINUED                                Amount          Cost           Value
----------------------------------------------------------------------------------------------------
MORTGAGE BONDS
ASSET BACKED -- 2.6%
DLJ Mortgage Acceptance Corp. (Series 1997-E Class "B")
  --7.5481% 2026+. . . . . . . . . . . . . . . . . . .    $  5,100,000   $  4,500,750   $  4,523,063
Green Tree Financial Corporation (CMO) --6.9% 2004 . .       5,244,212      5,192,167      5,321,236
Merrill Lynch Mortgage Investors, Inc. Class A
  (backed by Manufactured Housing First Mortgages)
  --8.3% 2012. . . . . . . . . . . . . . . . . . . . .       3,727,612      3,732,627      3,777,702
  --9.2% 2011. . . . . . . . . . . . . . . . . . . . .          87,114         86,706         88,421
                                                                         ------------   ------------
                                                                         $ 13,512,250   $ 13,710,422

MORTGAGE BACKED -- 1.6%
Countrywide Funding Corporation --7% 2014. . . . . . .    $  2,809,166   $  2,808,727   $  2,806,525
Residential Funding Mortgage Securities (REMIC)
  --7% 2023. . . . . . . . . . . . . . . . . . . . . .         792,563        792,687        791,077
  --7 3/4% 2026. . . . . . . . . . . . . . . . . . . .       5,000,000      5,078,125      5,084,375
                                                                         ------------   ------------
                                                                         $  8,679,539   $  8,681,977
                                                                         ------------   ------------
TOTAL MORTGAGE BONDS -- 4.2% . . . . . . . . . . . . .                   $ 22,191,789   $ 22,392,399
                                                                         ------------   ------------
CORPORATE BONDS & DEBENTURES
Busse Broadcasting Corporation --11 5/8% 2000. . . . .    $  3,250,000   $  3,176,600   $  3,469,375
Flagstar Corporation
  --10 3/4% 2001 . . . . . . . . . . . . . . . . . . .       3,680,000      3,757,832      3,795,000
  --10 7/8% 2002 . . . . . . . . . . . . . . . . . . .       6,500,000      6,632,705      6,727,500
Genesco Inc. --10 3/8% 2003  . . . . . . . . . . . . .       1,000,000        980,000      1,042,500
Michaels Stores, Inc. --10 7/8% 2006 . . . . . . . . .       5,000,000      4,386,113      5,487,500
Oregon Steel Mills, Inc. --11% 2003. . . . . . . . . .       1,000,000      1,000,000      1,108,750
Plantronics, Inc. --10% 2001 . . . . . . . . . . . . .       3,248,000      3,299,575      3,377,920
Trump Atlantic City Associates --11 1/4% 2006. . . . .       9,000,000      8,829,875      8,730,000
                                                                         ------------   ------------
TOTAL CORPORATE BONDS & DEBENTURES -- 6.4% . . . . . .                   $ 32,062,700   $ 33,738,545
                                                                         ------------   ------------
TOTAL NON-CONVERTIBLE
 BONDS & DEBENTURES -- 73.6% . . . . . . . . . . . . .                   $378,483,008   $389,662,187
                                                                         ------------   ------------
CONVERTIBLE SECURITIES
CONVERTIBLE BONDS & DEBENTURES -- 4.4%
Alexander Haagen Properties, Inc.
  --7 1/2% 2001 (Class "A"). . . . . . . . . . . . . .    $  3,600,000   $  3,256,088   $  3,604,500
  --7 1/2% 2001 (Class "B"). . . . . . . . . . . . . .       5,800,000      5,521,688      5,800,000
Charming Shoppes, Inc. --7 1/2% 2006 . . . . . . . . .       6,500,000      6,393,250      6,955,000
DRS Technologies, Inc.
  --8 1/2% 1998. . . . . . . . . . . . . . . . . . . .         852,000        615,979        869,040
  --9% 2003. . . . . . . . . . . . . . . . . . . . . .       2,000,000      2,000,000      3,370,000

                               PORTFOLIO OF INVESTMENTS

                                                           Shares or
                                                           Principal
CONVERTIBLE SECURITIES--CONTINUED                            Amount          Cost           Value
----------------------------------------------------------------------------------------------------
Michaels Stores, Inc.--6 3/4% 2003 . . . . . . . . . .    $  2,000,000   $  1,630,000   $  2,020,000
Quantum Health Resources, Inc.--4 3/4% 2000. . . . . .       1,000,000        776,250        940,000
                                                                         ------------   ------------
                                                                         $ 20,193,255   $ 23,558,540
                                                                         ------------   ------------
CONVERTIBLE PREFERRED STOCKS -- 0.5%
Integon Corporation. . . . . . . . . . . . . . . . . .          30,000   $  1,500,000   $  2,021,250
Network Imaging Corporation. . . . . . . . . . . . . .          75,000      1,400,000        571,875
                                                                         ------------   ------------
                                                                         $  2,900,000   $  2,593,125
                                                                         ------------   ------------
TOTAL CONVERTIBLE SECURITIES -- 4.9% . . . . . . . . .                   $ 23,093,255   $ 26,151,665
                                                                         ------------   ------------
LIMITED PARTNERSHIP -- 0.0%
Jewel Recovery L.P.. . . . . . . . . . . . . . . . . .          18,594   $      9,297   $      9,297
                                                                         ------------   ------------
OTHER PREFERRED STOCK -- 0.8%
Crown American Realty Trust. . . . . . . . . . . . . .          78,500   $  3,926,642   $  4,199,750
                                                                         ------------   ------------
SHORT-TERM INVESTMENTS -- 5.0%
Federal National Mortgage Association (Floating Rate)
  -- 5.305% 6/24/98. . . . . . . . . . . . . . . . . .    $ 10,000,000   $  9,987,351   $  9,990,800
Federal National Mortgage Association (Floating Rate)
  -- 5.24% 5/25/99 . . . . . . . . . . . . . . . . . .       5,000,000      4,992,500      4,987,500
Private Export Funding Corp. (Floating Rate)
  -- 5.34% 2/28/99 . . . . . . . . . . . . . . . . . .      11,250,000     11,248,875     11,233,125
                                                                         ------------   ------------
                                                                         $ 26,228,726   $ 26,211,425
                                                                         ------------   ------------
TOTAL INVESTMENT SECURITIES -- 84.3% . . . . . . . . .                   $431,740,928   $446,234,324
                                                                         ------------   ------------
                                                                         ------------
OTHER SHORT-TERM INVESTMENTS -- 14.7%
Short-term Corporate Notes:
  General Electric Capital Corporation --5.54% 10/1/97    $ 14,000,000                  $ 14,000,000
  Ford Motor Credit Corporation --5.49% 10/2/97. . . .       5,132,000                     5,131,217
  Ford Motor Credit Corporation --5.57% 10/3/97. . . .       5,788,000                     5,786,209
  General Electric Company --5.65% 10/6/97 . . . . . .       6,461,000                     6,455,930
  American General Financial Corporation
    --5 1/2% 10/8/97 . . . . . . . . . . . . . . . . .      17,709,000                    17,690,061
  General Electric Capital Services, Inc.
    --5 1/2% 10/9/97 . . . . . . . . . . . . . . . . .      11,000,000                    10,986,556
  General Electric Company --5.51% 10/10/97. . . . . .       9,234,000                     9,221,280
  General Electric Capital Services, Inc.
    --5.51% 10/17/97 . . . . . . . . . . . . . . . . .       8,740,000                     8,718,597
                                                                                        ------------
                                                                                        $ 77,989,850
                                                                                        ------------
TOTAL INVESTMENTS -- 99.0% . . . . . . . . . . . . . .                                  $524,224,174
Other assets less liabilities -- 1.0%. . . . . . . . .                                     5,349,643
                                                                                        ------------
TOTAL NET ASSETS -- 100% . . . . . . . . . . . . . . .                                  $529,573,817
                                                                                        ------------
                                                                                        ------------

+ Restricted security purchased without registration under the Securities Act of 1933 pursuant to Rule 144A, which generally may be resold only to certain institutional investors prior to registration.

See notes to financial statements.

                         STATEMENT OF ASSETS AND LIABILITIES
                                  September 30, 1997


ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $431,740,928) . . . . . . . . . . . . . .    $   446,234,324
    Short-term investments -- at cost plus interest earned
      (maturities of 60 days or less). . . . . . . . . . . . . .         77,989,850   $   524,224,174
                                                                    ---------------
  Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                  880
  Receivable for:
    Interest . . . . . . . . . . . . . . . . . . . . . . . . . .    $     4,918,947
    Capital Stock sold . . . . . . . . . . . . . . . . . . . . .          1,471,248         6,390,195
                                                                    ---------------   ---------------
                                                                                      $   530,615,249

LIABILITIES
  Payable for:
    Capital Stock repurchased. . . . . . . . . . . . . . . . . .    $       728,018
    Advisory fees. . . . . . . . . . . . . . . . . . . . . . . .            213,534
    Accrued expenses and other liabilities . . . . . . . . . . .             99,880         1,041,432
                                                                    ---------------   ---------------

NET ASSETS -- equivalent to $11.24 per share on 47,126,444
  shares of Capital Stock outstanding. . . . . . . . . . . . . .                      $   529,573,817
                                                                                      ---------------
                                                                                      ---------------
SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share; authorized
    100,000,000 shares; outstanding 47,126,444 shares. . . . . .                      $       471,264
  Additional Paid-in Capital . . . . . . . . . . . . . . . . . .                          505,285,628
  Undistributed net realized gains on investments. . . . . . . .                            1,026,212
  Undistributed net investment income. . . . . . . . . . . . . .                            8,297,317
  Unrealized appreciation of investments . . . . . . . . . . . .                           14,493,396
                                                                                      ---------------
  Net assets at September 30, 1997 . . . . . . . . . . . . . . .                      $   529,573,817
                                                                                      ---------------
                                                                                      ---------------


See notes to financial statements.

                               STATEMENT OF OPERATIONS
                        For the Year Ended September 30, 1997


INVESTMENT INCOME
    Interest . . . . . . . . . . . . . . . . . . . . . . . . . .                      $    29,791,165
    Dividends. . . . . . . . . . . . . . . . . . . . . . . . . .                              306,708
                                                                                      ---------------
                                                                                      $    30,097,873

EXPENSES
    Advisory fees. . . . . . . . . . . . . . . . . . . . . . . .    $     2,124,397
    Transfer agent fees and expenses . . . . . . . . . . . . . .            126,205
    Registration fees. . . . . . . . . . . . . . . . . . . . . .            102,597
    Custodian fees and expenses. . . . . . . . . . . . . . . . .             53,767
    Directors' fees and expenses . . . . . . . . . . . . . . . .             28,662
    Postage. . . . . . . . . . . . . . . . . . . . . . . . . . .             28,133
    Audit fees . . . . . . . . . . . . . . . . . . . . . . . . .             22,810
    Insurance. . . . . . . . . . . . . . . . . . . . . . . . . .             18,031
    Reports to shareholders. . . . . . . . . . . . . . . . . . .             13,852
    Legal fees . . . . . . . . . . . . . . . . . . . . . . . . .              7,272
    Other expenses . . . . . . . . . . . . . . . . . . . . . . .             13,751         2,539,477
                                                                    ---------------   ---------------
            Net investment income. . . . . . . . . . . . . . . .                      $    27,558,396
                                                                                      ---------------

NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
Net realized gain on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities of 60 days or less).   $    99,608,695
    Cost of investment securities sold . . . . . . . . . . . . .         98,543,471
                                                                    ---------------
        Net realized gain on investments . . . . . . . . . . . .                      $     1,065,224

Unrealized appreciation of investments:
    Unrealized appreciation at beginning of year . . . . . . . .    $     4,250,868
    Unrealized appreciation at end of year . . . . . . . . . . .         14,493,396
                                                                    ---------------
        Increase in unrealized appreciation of investments. . . .                          10,242,528
                                                                                      ---------------

            Net realized and unrealized gain on investments . . .                     $    11,307,752
                                                                                      ---------------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS. . . . . . . . . . . . . . . . . . . . . . . .                      $    38,866,148
                                                                                      ---------------
                                                                                      ---------------



See notes to financial statements.

                          STATEMENT OF CHANGES IN NET ASSETS


                                                            For the Year Ended September 30,
                                                            --------------------------------
                                                            1997                      1996
                                                ---------------------------    ------------------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income. . . . . . . . . . .    $ 27,558,396                   $   16,907,824
  Net realized gain on investments . . . . .       1,065,224                        1,950,447
  Increase (decrease) in unrealized
   appreciation of investments . . . . . . .      10,242,528                       (1,156,591)
                                                ------------                   --------------
Increase in net assets resulting
  from operations. . . . . . . . . . . . . .                   $ 38,866,148                     $  17,701,680
Distributions to shareholders from:
  Net investment income. . . . . . . . . . .    $(24,604,952)                  $  (14,518,692)
  Net realized capital gains . . . . . . . .      (1,692,535)   (26,297,487)       (3,355,550)    (17,874,242)
                                                ------------                   --------------
Capital Stock transactions:
  Proceeds from Capital Stock sold . . . . .    $244,845,762                   $  157,921,206
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions . . . . .      18,444,941                       12,754,692
  Cost of Capital Stock repurchased. . . . .     (84,582,474)   178,708,229       (39,224,350)    131,451,548
                                                ------------   -------------   --------------   -------------
Total increase in net assets . . . . . . . .                   $191,276,890                     $ 131,278,986

NET ASSETS
Beginning of year, including
  undistributed net investment income
  of $5,343,873 and $2,954,741 . . . . . . .                    338,296,927                       207,017,941
                                                               ------------                    --------------
End of year, including
  undistributed net investment income
  of $8,297,317 and $5,343,873 . . . . . . .                   $529,573,817                     $ 338,296,927
                                                               ------------                    --------------
                                                               ------------                    --------------
CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold . . . . . . . .                     22,283,273                        14,518,767
Shares issued to shareholders
  upon reinvestment of dividends
  and distributions. . . . . . . . . . . . .                      1,697,911                         1,178,442
Shares of Capital Stock repurchased. . . . .                     (7,684,688)                       (3,608,711)
                                                               ------------                    --------------
Increase in Capital Stock
  outstanding. . . . . . . . . . . . . . . .                     16,296,496                        12,088,498
                                                               ------------                    --------------
                                                               ------------                    --------------


See notes to financial statements.

                            NOTES TO FINANCIAL STATEMENTS
                                  September 30, 1997

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's investment objective is to seek current income and long-term total return. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation
          Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Unlisted securities and securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price or other ascertainable market value. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned which approximates market value.

B.   Federal Income Tax
          No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related Investment Income
          Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from these estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

     Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $295,969,087 for the year ended September 30, 1997. Realized gains or losses are based on the specific-certificate identification method. Cost of investment securities owned at September 30, 1997 was the same for federal income tax and financial reporting purposes.

NOTE 3 -- ADVISORY FEES AND OTHER
          AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.5% of the average daily net assets of the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $15 million and 1% of the remaining average net assets of the Fund for the year.
     For the year ended September 30, 1997, the Fund paid aggregate fees of $28,000 to all

                            NOTES TO FINANCIAL STATEMENTS
                                  September 30, 1997


Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is of counsel to, and a retired partner of, that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

     For the year ended September 30, 1997, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $163,881 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 5 -- DISTRIBUTION TO SHAREHOLDERS

     On September 30, 1997, the Board of Directors declared a dividend from net investment income of $0.17 per share payable October 7, 1997 to shareholders of record on September 30, 1997. For financial statement purposes, this dividend and distribution was recorded on the ex-dividend date, October 1, 1997.

                           REPORT OF INDEPENDENT AUDITORS


TO THE BOARD OF DIRECTORS AND
SHAREHOLDERS OF FPA NEW INCOME, INC.


We have audited the accompanying statement of assets and liabilities of FPA New Income, Inc., including the portfolio of investments, as of September 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights on page 4 of the Prospectus for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA New Income, Inc. at September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights on page 4 of the Prospectus, for each of the ten years in the period then ended in conformity with generally accepted accounting principles.



                                             /s/  ERNST & YOUNG LLP
                                                  ERNST & YOUNG LLP





Los Angeles, California
October 31, 1997

                              PART C. OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements (all included in Part B)

       Report of Independent Auditors
       Portfolio of Investments, September 30, 1997
       Statement of Assets and Liabilities, September 30, 1997
       Statement of Operations
          Year ended September 30, 1997
       Statement of Changes in Net Assets
          Year ended September 30, 1997
          Year ended September 30, 1996

All other financial statements and schedules are inapplicable.

(b)  Exhibits

     1. Articles of Incorporation was filed as Exhibit 1 to Post-Effective Amendment No. 35 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

     2. By-Laws was filed as Exhibit 2 to Post-Effective Amendment No. 35 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

     4. Specimen common stock certificate was filed as Exhibit 4 to Post-Effective Amendment No. 35 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

     5. Investment Advisory Agreement, dated December 27, 1994, between Registrant and First Pacific Advisors, Inc. was filed as Exhibit 5 to Post-Effective Amendment No. 35 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

     6. Distribution Agreement, dated December 27, 1994, between Registrant and FPA Fund Distributors, Inc. was filed as Exhibit 6 to Post-Effective Amendment No. 35 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

     6.1 Specimen Selling Group Agreement was filed as Exhibit 6.1 to Post-Effective Amendment No. 32 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

     6.2  Smith Barney Inc. Mutual Fund Dealer Agreement.

     8. Custodian Contract between Registrant and State Street Bank and Trust Company was filed as Exhibit 8 to Post-Effective Amendment No. 25 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

     8.1 Amendment to the Custodian Contract was filed as Exhibit 8 to Post-Effective Amendment No. 28 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

     8.2 Custodian Fee Schedule Addendum for GNMA Securities Traded through Participants Trust Company was filed as Exhibit 8 to Post-Effective Amendment No. 31 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

     8.3 Amendment to the Custodian Contract was filed as Exhibit 8.3 to Post-Effective Amendment No. 34 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

     8.4 Amendment to the Custodian Contract was filed as Exhibit 8.4 to Post-Effective Amendment No. 38 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

     9. Agreement and Articles of Merger, dated February 14, 1994, was filed as Exhibit 9 to Post-Effective Amendment No. 35 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

     11.  Consent of Independent Auditors (filed as page C-8).

     14. State Street Bank and Trust Company Individual Retirement Custodial Account and Disclosure Statement was filed as Exhibit 14 to Post-Effective Amendment No. 34 of Registrant's Registration Statement on Form N-1A and is incorporated herein by reference.

     16.  Schedule of computations of performance quotations.

     17.  Financial Data Schedule.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

None.


ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.

As of September 30, 1997:
                              (1)                                (2)
                         Title of Class                Number of Record Holders
                         --------------                ------------------------
                    Common Stock, $0.01 par value              10,473


ITEM 27.  INDEMNIFICATION.

Registrant's Articles of Incorporation provide that the Corporation shall indemnify (i) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the By-Laws and as permitted by law. Nothing contained herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.


ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

During the last two fiscal years, First Pacific Advisors, Inc., the investment adviser to Registrant ("Adviser"), has not engaged in any other business of a substantial nature except as investment adviser to Source Capital, Inc. ("Source"), a registered closed-end investment company; as investment adviser to FPA Capital Fund, Inc. ("Capital"), FPA Paramount Fund, Inc. ("Paramount"), FPA Perennial Fund, Inc. ("Perennial") and FPA Crescent Portfolio, each a registered open-end investment company; and as investment adviser to institutional accounts. During the last two fiscal years, no director or officer of the Adviser has engaged for his own account or in the capacity of director, officer, employee, partner or trustee, in any other business, profession, vocation or employment of a substantial nature except as described under the caption "Directors and Officers of the Fund" in Part B hereof as set forth below.

     Name and Position
        with Adviser                              Other Affiliations (1)
        ------------                              ----------------------

Julio J. de Puzo, Jr.,                                   (2)
Director, Principal
& Chief Executive Officer

Robert L. Rodriguez,                                     (2)
Director, Principal
& Chief Investment Officer

William M. Sams,                                       Officer of Paramount.
Director & Principal

J. Richard Atwood,                                       (2)
Senior Vice President,
Chief Financial Officer
& Treasurer

Eric S. Ende,                                            (2)
Senior Vice President

Steven T. Romick,                                      Officer of Source.
Senior Vice President

Andrew C. Ward,                                          ---
Senior Vice President

Christopher H. Thomas,                                   (2)
Vice President & Controller

Thomas H. Atteberry,                                     ---
Vice President

Dennis M. Bryan,                                       Officer of Capital.
Vice President

Steven R. Geist,                                       Officer of Source and
Vice President                                         of Perennial.

Janet M. Pitman,                                         (2)
Vice President

Mary S. Thomas,                                          ---
Vice President

Sherry Sasaki,                                           (2)
Assistant Vice President
& Secretary

Marie McAvenia,                                          ---
Assistant Vice President

(1) The address of each company named is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064.

(2) A description of such person's other affiliations is given under the caption "Directors and Officers of the Fund" in Part B hereof.

ITEM 29.  PRINCIPAL UNDERWRITERS.

(a) FPA Fund Distributors, Inc., the principal underwriter for Registrant, acts as a principal underwriter for Capital, Paramount and Perennial but does not act as depositor or investment adviser for any investment company.

(b) The following information is furnished with respect to each director and officer of FPA Fund Distributors, Inc.


Name and Principal               Positions & Offices             Positions and Offices
Business Address              with Principal Underwriter            with Registrant
----------------              --------------------------            ---------------
Julio J. de Puzo, Jr. (1)     President, Chief Executive            Exec. Vice Pres.
                              Officer, Chief Financial
                              Officer & Director

Robert L. Rodriguez (1)       Director                              President &
                                                                    Chief Investment Officer



                                         C-4

William M. Sams (1)           Director                              ---

J. Richard Atwood (1)         Senior Vice President                 Treasurer
                              & Treasurer

Andrew C. Ward (1)            Senior Vice President                 ---

Christopher H. Thomas (1)     Vice President                        Assistant Treasurer
     & Controller

Sherry Sasaki (1)             Secretary                             Secretary


(1)  11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064

(c) Commissions and other compensation received by each principal underwriter who is not an affiliated person of Registrant or an affiliated person of such an affiliated person, directly or indirectly, from Registrant during Registrant's last fiscal year.

     Inapplicable.


ITEM 30.  LOCATION OF BOOKS AND RECORDS.

The accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained in the physical possession of Mr. J. Richard Atwood, Treasurer of Registrant*, except as otherwise stated below:

     Subparagraph of               Physical Possession
       Rule 31a-1                  of Required Records
     ---------------               -------------------

     (b)(2)(iv)          Boston Financial Data Services, Inc.,
                         Shareholder Service Agent for Registrant**

     (b)(4)              Sherry Sasaki,
                         Secretary of Registrant*

     (f)                 First Pacific Advisors, Inc.,
                         Investment Adviser to Registrant*

     ---------------

*    11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064
**   P.O. Box 8500, Boston, Massachusetts 02266-8500

ITEM 31.  MANAGEMENT SERVICES.

There is no management-related service contract under which services are provided to Registrant which is not discussed in Parts A or B hereof.


ITEM 32.  UNDERTAKINGS.

Inapplicable.

                                      SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on the 28th day of January, 1998.

                                        FPA NEW INCOME, INC.


                                        By: /s/ ROBERT L. RODRIGUEZ
                                            -----------------------------------
                                            Robert L. Rodriguez
                                            President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

          Signature                     Title                    Date
          ---------                     -----                    ----

    /s/ROBERT L. RODRIGUEZ         President (Principal     January 28, 1998
-------------------------------    Executive Officer)
    Robert L. Rodriguez


    /s/ J. RICHARD ATWOOD          Treasurer (Principal     January 28, 1998
-------------------------------    Financial Officer and
    J. Richard Atwood              Principal Accounting
                                   Officer)


    DONALD E. CANTLAY*             Director                 January 28, 1998
-------------------------------
    Donald E. Cantlay


    DEWAYNE W. MOORE*              Director                 January 28, 1998
-------------------------------
    DeWayne W. Moore


    LAWRENCE J. SHEEHAN*           Director                 January 28, 1998
-------------------------------
    Lawrence J. Sheehan


    KENNETH L. TREFFTZS*           Director                 January 28, 1998
-------------------------------
    Kenneth L. Trefftzs


*By: /s/ROBERT L. RODRIGUEZ
-------------------------------
     Robert L. Rodriguez
     Attorney-in-Fact pursuant to Power-of-Attorney included as page C-7 in Registrant's Post-Effective Amendment No. 35 to the Registration Statement which was filed on October 28, 1994.

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights" and "Additional Information" and to the use of our report dated October 31, 1997, in Post-Effective Amendment No. 39 under the Securities Act of 1933 and Post-Effective Amendment No. 20 under the Investment Company Act of 1940 to the Registration Statement (Form N-1A No. 2-30393) and related Prospectus and Statement of Additional Information of FPA New Income, Inc.




                                                  /s/ERNST & YOUNG LLP
                                                  ERNST & YOUNG LLP





Los Angeles, California
January 26, 1998
                                         C-8

                                    EXHIBIT INDEX

EXHIBIT
-------


     6.2  Smith Barney Inc. Mutual Fund Dealer Agreement.

     11.  Consent of Independent Auditors (filed as page C-8).

     16.  Schedule of computations of performance quotations.

     17.  Financial Data Schedule.


     All other applicable exhibits are incorporated herein by reference.